  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                           REGISTRATION NOS. 33-61997, 811-7343
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                       [_]

                         PRE-EFFECTIVE AMENDMENT NO.                       [_]

                      POST-EFFECTIVE AMENDMENT NO. 5                       [X]
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     [_]



                             AMENDMENT NO. 6                               [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                     PRUDENTIAL JENNISON SERIES FUND, INC.

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          GATEWAY CENTER THREE (GC3)
                        100 MULBERRY STREET, 9TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530

                              S. JANE ROSE, ESQ.
                          GATEWAY CENTER THREE (GC3)
                        100 MULBERRY STREET, 9TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

  [_] Immediately upon filing pursuant to paragraph (b)

  [X] on May 15, 1997 pursuant to paragraph (b)

  [_] 60 days after filing pursuant to paragraph (a)(1)
  [_] on (date) pursuant to paragraph (a)(1)
  [_] 75 days after filing pursuant to paragraph (a)(2)
  [_] on (date) pursuant to paragraph (a)(2) of rule 485.

  PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.001 PER SHARE. THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1996 ON NOVEMBER 26, 1996.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

 N-1A
 ITEM NO.                                      LOCATION
 --------                                      --------

Part A

 Item  1. Cover Page........................   Cover Page
 Item  2. Synopsis..........................   Fund Expenses-Growth Fund; Fund
                                               Expenses-Growth & Income Fund;
                                               Fund Highlights
 Item  3. Condensed Financial Information...   Fund Expenses-Growth Fund; Fund
                                               Expenses-Growth & Income Fund;
                                               Financial Highlights; How the
                                               Funds Calculate Performance
 Item  4. General Description of Registrant.   Cover Page; Fund Highlights; How
                                               the Funds Invest; General
                                               Information
 Item  5. Management of the Fund............   How the Funds are Managed
 Item 5A. Management's Discussion of Fund      Financial Highlights
          Performance.......................
 Item  6. Capital Stock and Other              Taxes, Dividends and
          Securities........................   Distributions; General
                                               Information; Shareholder Guide
 Item  7. Purchase of Securities Being         Shareholder Guide; How Each Fund
          Offered...........................   Values its Shares; How the Funds
                                               are Managed
 Item  8. Redemption or Repurchase..........   Shareholder Guide; How Each Fund
                                               Values its Shares
 Item  9. Pending Legal Proceedings.........   Not Applicable

Part B

 Item 10. Cover Page........................   Cover Page
 Item 11. Table of Contents.................   Table of Contents
 Item 12. General Information and History...   General Information
 Item 13. Investment Objectives and            Investment Objectives and
          Policies..........................   Policies; Investment Restrictions
 Item 14. Management of the Fund............   Directors and Officers; Manager;
                                               Distributor
 Item 15. Control Persons and Principal        Not Applicable
          Holders of Securities.............
 Item 16. Investment Advisory and Other        Manager; Distributor; Custodian,
          Services..........................   Transfer and Dividend Disbursing
                                               Agent and Independent Accountants
 Item 17. Brokerage Allocation and Other       Portfolio Transactions
          Practices.........................
 Item 18. Capital Stock and Other              Not Applicable
          Securities........................
 Item 19. Purchase, Redemption and Pricing
           of Securities                       Purchase and Redemption of Fund
           Being Offered....................   Shares; Shareholder Investment
                                               Account; Net Asset Value
 Item 20. Tax Status........................   Taxes
 Item 21. Underwriters......................   Distributor
 Item 22. Calculation of Performance Data...   Performance Information
 Item 23. Financial Statements..............   Financial Statements

Part C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

 The Prospectus of Prudential Jennison Series Fund, Inc. (Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund) dated January 13, 1997, is incorporated herein by reference in its entirety from the Rule 497 filing made on January 17, 1997 (File No. 33-61997). This Post-Effective Amendment to the Registration Statement is not intended to amend the Prospectus of Prudential Jennison Series Fund, Inc. (Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund) dated January 13, 1997, except as indicated by the enclosed supplement.

                                     PRUDENTIAL JENNISON SERIES FUND, INC.

-------------------------------------------------------------------------------

                                          SUPPLEMENT DATED MAY 15, 1997 TO

                                         PROSPECTUS DATED JANUARY 13, 1997

-------------------------------------------------------------------------------

 THE PROSPECTUS IS HEREBY SUPPLEMENTED BY ADDING THE FOLLOWING THE INFORMATION TO "FINANCIAL HIGHLIGHTS--GROWTH FUND" ON PAGE 7:

                    FINANCIAL HIGHLIGHTS--GROWTH FUND

        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

              (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights for Class A, Class B, Class C and Class Z shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Growth Fund, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.

                                  CLASS A     CLASS B     CLASS C     CLASS Z
                                 ----------  ----------  ----------  ----------
                                 SIX MONTHS  SIX MONTHS  SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED
                                 MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                  1997(C)     1997(C)     1997(C)     1997(C)
                                 ----------  ----------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period........................   $ 10.97     $  10.89    $ 10.89     $  10.98
                                  -------     --------    -------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment loss............      (.01)        (.06)      (.06)         --
Net realized and unrealized
 gain on investment
 transactions..................       .20          .21        .21          .21
                                  -------     --------    -------     --------
 Total from investment
  operations...................       .19          .15        .15          .21
                                  -------     --------    -------     --------
Net asset value, end of period.   $ 11.16     $  11.04    $ 11.04     $  11.19
                                  =======     ========    =======     ========
TOTAL RETURN(A):...............      1.73 %       1.38 %     1.38 %       1.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000).........................   $90,708     $261,734    $15,875     $406,770
Average net assets (000).......   $93,656     $260,302    $16,300     $402,262
Ratios to average net
 assets:(b)
 Expenses, including
  distribution fees............      1.09 %       1.84 %     1.84 %        .84%
 Expenses, excluding
  distribution fees............       .84 %        .84 %      .84 %        .84%
 Net investment income (loss)..      (.24)%       (.99)%     (.99)%        .01%
Portfolio turnover rate........        34 %         34 %       34 %         34%
Average commission rate paid
 per share.....................   $ .0598     $  .0598    $ .0598     $  .0598

-----------


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(b) Annualized.

(c) Calculated based upon weighted average shares outstanding during the period.

 The Prospectus is further supplemented by adding the following information prior to page 8:

               FINANCIAL HIGHLIGHTS--GROWTH & INCOME FUND

        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

              (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights for Class A, Class B, Class C and Class Z shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Growth & Income Fund, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.

                                CLASS A             CLASS B             CLASS C             CLASS Z
                          NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A)
                                THROUGH             THROUGH             THROUGH             THROUGH
                            MARCH 31, 1997      MARCH 31, 1997      MARCH 31, 1997      MARCH 31, 1997
                          ------------------- ------------------- ------------------- -------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....        $ 10.00             $ 10.00             $ 10.00             $ 10.00
                                -------             -------             -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income ..            .04                 .01                 .01                 .05
Net realized and
 unrealized gain on
 investment
 transactions...........            .43                 .44                 .44                 .46
                                -------             -------             -------             -------
Total from investment
 operations.............            .47                 .45                 .45                 .51
                                -------             -------             -------             -------
Less distributions
Dividends from net
 investment income......           (.03)               (.02)               (.02)               (.03)
                                -------             -------             -------             -------
Net asset value, end of
 period.................        $ 10.44             $ 10.43             $ 10.43             $ 10.48
                                =======             =======             =======             =======
TOTAL RETURN(B): .......          4.47%               4.16%               4.16%               4.81%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...........        $23,820             $58,722             $ 5,445             $   163
Average net assets
 (000)..................        $23,085             $48,739             $ 5,060             $    51
Ratios to average net
 assets(c):
 Expenses, including
  distribution fees.....           1.70%               2.45%               2.45%               1.45%
 Expenses, excluding
  distribution fees.....           1.45%               1.45%               1.45%               1.45%
 Net investment income .            .99%                .24%                .24%               1.24%
Portfolio turnover rate
 .......................             23%                 23%                 23%                 23%
Average commission rate
 paid per share.........        $0.0553             $0.0553             $0.0553             $0.0553

-----------

(a) Commencement of investment operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

 The following information further supplements the Prospectus of the Funds.

HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

ILLIQUID SECURITIES

 Either Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreement which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

SHAREHOLDER GUIDE

ALTERNATIVE PURCHASE PLAN

CLASS A SHARES

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Effective April 1, 1997, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by investors in Individual Retirement Accounts, provided the purchase is made with the proceeds from a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

 You must notify the Transfer Agent either directly or through your dealer that you are entitled to the waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement.

CLASS Z SHARES

 Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities Incorporated (Prudential Securities), The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential) for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

HOW TO SELL YOUR SHARES

CONTINGENT DEFERRED SALES CHARGES

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

 SYSTEMATIC WITHDRAWAL PLAN. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the earlier of March 1, 1997 or the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

 PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on the following redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs: (i) redemptions from a 403(b) or 457 plan; and (ii) redemptions from a qualified or non-qualified plan, provided that the investment options of the plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

                     PRUDENTIAL JENNISON SERIES FUND, INC.
          Statement of Additional Information dated January 13, 1997

                      (as supplemented May 15, 1997)

 Prudential Jennison Series Fund, Inc. (the Company) is an open-end, diversified, management investment company consisting of two series:
Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest in (i) equity securities of other companies including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. The Growth Fund may engage in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. The Growth & Income Fund may also invest in
(i) other common stocks, preferred stock and securities convertible into common stock, (ii) equity and debt securities of foreign issuers (with respect to 20% of its total assets), including ADRs, and (iii) fixed-income securities, including corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Growth & Income Fund may also engage in short sales and in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and debt securities and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Investment Objectives and Policies."

 The Company's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated January 13, 1997 (as supplemented May 15, 1997), copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                          PAGE    PROSPECTUS
                                                          ----- ---------------
General Information...................................... B-2          25
Investment Objectives and Policies....................... B-2           8
Investment Restrictions.................................. B-14         18
Directors and Officers................................... B-15         18
Manager.................................................. B-20         19
Distributor.............................................. B-22         20
Portfolio Transactions and Brokerage..................... B-25         22
Purchase and Redemption of Fund Shares................... B-26         26
Shareholder Investment Account........................... B-29         37
Net Asset Value.......................................... B-34         22
Taxes.................................................... B-34         23
Performance Information.................................. B-37         23
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants................................. B-39         22
Financial Statements..................................... B-40         --
Independent Auditors' Report............................. B-49         --
Description of Security Ratings.......................... A-1          --
Appendix I--Historical Performance Data.................. I-1          --
Appendix II--General Investment Information.............. II-1         --
Appendix III--Information Relating to The Prudential..... III-1        --

                              GENERAL INFORMATION

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund. The existing series of the Company was redesignated Prudential Jennison Growth Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Company is an open-end, diversified, management investment company consisting of two series. Each series operates as a separate fund with its own investment objectives and policies. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" in the Prospectus. There can be no assurance that the Funds' investment objectives will be achieved.

 The term "investment adviser" as used herein refers to Jennison Associates Capital Corp., the Subadviser. See "Manager" below.

U.S. GOVERNMENT SECURITIES

 U.S. TREASURY SECURITIES. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

 MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Growth Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

 The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN DEBT SECURITIES

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

OPTIONS ON SECURITIES

 Each Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

 OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

 A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Each Fund may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


FUTURES CONTRACTS

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Growth Fund may purchase futures contracts on stock indices and foreign currencies.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


OPTIONS ON FUTURES CONTRACTS

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Fund intends to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Options Transactions" in the Prospectus.

 Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

 POSITION LIMITS. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

 When conditions dictate a defensive strategy, a Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 From time to time, in the ordinary course of business, a Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or liquid assets having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES

 Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. As a matter of current operating policy, the Growth Fund will not engage in short sales other than short sales against-the-box. The Growth & Income Fund will engage in short sales, including short sales against-the-box. See "How the Funds Invest--Other Investments and Policies-- Short Sales" in the Prospectus and "Investment Restrictions" below.

REPURCHASE AGREEMENTS

 Each Fund's repurchase agreements will be collateralized by U.S. Government obligations. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors of the Company. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

LENDING OF SECURITIES

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

 A Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. A Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of a Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes." A Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

 Neither Fund may hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

SECURITIES OF OTHER INVESTMENT COMPANIES

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

PORTFOLIO TURNOVER

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but neither Fund's portfolio turnover rate is expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

 Each Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and, with respect to Growth & Income Fund, futures contracts on debt securities, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

    NAME, ADDRESS        POSITION WITH
     AND AGE (1)            COMPANY         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
    -------------        -------------      -----------------------------------------
Edward D. Beach (72)   Director          President and Director of BMC Fund, Inc., a
                                          closed-end investment company; prior thereto,
                                          Vice Chairman of Broyhill Furniture Industries,
                                          Inc.; Certified Public Accountant; Secretary
                                          and Treasurer of Broyhill Family Foundation,
                                          Inc.; Member of the Board of Trustees of Mars
                                          Hill College; President, Treasurer and Director
                                          of First Financial Fund, Inc. and The High
                                          Yield Plus Fund, Inc.; President and Director
                                          of Global Utility Fund, Inc.; Director of The
                                          High Yield Income Fund, Inc.
Delayne Dedrick Gold   Director          Marketing and Management Consultant; Director of
(58)                                      The High Yield Income Fund, Inc.
*Robert F. Gunia (50)  Director          Comptroller, Prudential Investments (since May
                                          1996); Executive Vice President and Treasurer
                                          (since December 1996), Prudential Mutual Fund
                                          Management LLC (PMF); Senior Vice President
                                          (since March 1987) of Prudential Securities
                                          Incorporated (Prudential Securities); formerly
                                          Chief Administrative Officer (July 1990-
                                          September 1996), Director (January 1989-
                                          September 1996), and Executive Vice President,
                                          Treasurer and Chief Financial Officer (June
                                          1987-September 1996) of Prudential Mutual Fund
                                          Management, Inc.; Vice President and Director
                                          of The Asia Pacific Fund, Inc. (since May
                                          1989); Director of The High Yield Income Fund,
                                          Inc.

     NAME, ADDRESS
      AND AGE (1)         POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------        ---------------------     -----------------------------------------
Donald D. Lennox (78)       Director             Chairman (since February 1990) and Director
                                                   (since April 1989) of International Imaging
                                                   Materials, Inc. (thermal transfer ribbon
                                                   manufacturer); Retired Chairman, Chief
                                                   Executive Officer and Director of Schlegel
                                                   Corporation (industrial manufacturing) (March
                                                   1987-February 1989); Director of Gleason
                                                   Corporation, Personal Sound Technologies, Inc.
                                                   and The High Yield Income Fund, Inc.
Douglas H. McCorkindale     Director             Vice Chairman, Gannett Co. Inc. (publishing and
(57)                                               media) (since March 1984); Director of Gannett
                                                   Co. Inc., Frontier Corporation and Continental
                                                   Airlines, Inc.
*Mendel A. Melzer, CFA    Director               Chief Investment Officer (since October 1996) of
(35)                                               Prudential Mutual Funds; formerly Chief
751 Broad St.                                      Financial Officer (November 1995-September
Newark, NJ 07102                                   1996) of Prudential Investments, Senior Vice
                                                   President and Chief Financial Officer of
                                                   Prudential Preferred Financial Services (April
                                                   1993-November 1995), Managing Director of
                                                   Prudential Investment Advisors (April 1991-
                                                   April 1993), and Senior Vice President of
                                                   Prudential Capital Corporation (July 1989-
                                                   April 1991); Chairman and Director of
                                                   Prudential Series Fund, Inc.; Director of The
                                                   High Yield Income Fund, Inc.
Thomas T. Mooney (55)     Director               President of the Greater Rochester Metro Chamber
                                                   of Commerce; former Rochester City Manager;
                                                   Trustee of Center for Governmental Research,
                                                   Inc.; Director of Blue Cross of Rochester,
                                                   Monroe County Water Authority, Rochester Jobs,
                                                   Inc., Executive Service Corps of Rochester,
                                                   Monroe County Industrial Development
                                                   Corporation, Northeast Midwest Institute, The
                                                   Business Council of New York State, First
                                                   Financial Fund, Inc., The High Yield Income
                                                   Fund, Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (54)      Director               Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products).
*Richard A. Redeker (53)  President and Director Employee of Prudential Investments; formerly
751 Broad St.                                      President, Chief Executive Officer and
Newark, NJ 07102                                   Director (October 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and Member
                                                   of the Operating Committee (1993-September
                                                   1996), Prudential Securities, Director
                                                   (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc., Executive Vice
                                                   President, The Prudential Investment
                                                   Corporation (January 1994-September 1996),
                                                   Director (January 1994-September 1996),
                                                   Prudential Mutual Fund Distributors, Inc. and
                                                   Prudential Mutual Fund Services, Inc., and
                                                   Senior Executive Vice President and Director
                                                   of Kemper Financial Services, Inc. (September
                                                   1978-September 1993); President and Director
                                                   of The High Yield Income Fund, Inc.

     NAME, ADDRESS          POSITION WITH
      AND AGE (1)              COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------          -------------       -----------------------------------------
Robin B. Smith (57)      Director            Chairman and Chief Executive Officer (since
                                               August 1996) of Publishers Clearing House;
                                               formerly President and Chief Executive Officer
                                               (January 1988-August 1996) and President and
                                               Chief Operating Officer (September 1981-
                                               December 1988) of Publishers Clearing House;
                                               Director of BellSouth Corporation, The Omnicom
                                               Group, Inc., Texaco Inc., Spring Industries
                                               Inc. and Kmart Corporation.
Louis A. Weil, III (55)  Director            Publisher and Chief Executive Officer (since
                                               January 1996) and Director (since September
                                               1991) of Central Newspapers, Inc.; Chairman of
                                               the Board (since January 1996), Publisher and
                                               Chief Executive Officer (August 1991-December
                                               1995) of Phoenix Newspapers, Inc.; formerly
                                               Publisher of Time Magazine (May 1989-March
                                               1991); formerly President, Publisher & CEO of
                                               The Detroit News (February 1986-August 1989);
                                               formerly member of the Advisory Board, Chase
                                               Manhattan Bank-Westchester; Director of The
                                               High Yield Income Fund, Inc.
Clay T. Whitehead (58)   Director            President of National Exchange Inc. (new
                                               business development firm) (since May 1983).
Susan C. Cote (42)       Vice President      Executive Vice President (since February 1997)
                                               and Chief Financial Officer (since May 1996),
                                               PMF; formerly Managing Director, Prudential
                                               Investments and Vice President, The Prudential
                                               Investment Corporation (February 1995-May
                                               1996), Senior Vice President (January 1989-
                                               January 1995) of Prudential Mutual Fund
                                               Management, Inc. and Senior Vice President
                                               (January 1992-January 1995) of Prudential
                                               Securities.
Thomas A. Early (42)     Vice President      Executive Vice President, Secretary and General
                                               Counsel (since December 1996), PMF; Vice
                                               President and General Counsel, Prudential
                                               Retirement Services (March 1994-March 1997);
                                               formerly Associate General Counsel and Chief
                                               Financial Services Officer, Frank Russell
                                               Company (1988-1994).
S. Jane Rose (51)        Secretary           Senior Vice President (since December 1996),
                                               PMF; formerly Senior Vice President (January
                                               1991-September 1996) and Senior Counsel (June
                                               1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc.; Senior Vice President and
                                               Senior Counsel of Prudential Securities (since
                                               July 1992); formerly Vice President and
                                               Associate General Counsel of Prudential
                                               Securities.
Eugene S. Stark (39)     Treasurer and       First Vice President (since December 1996) of
                         Principal Financial   PMF; formerly First Vice President (January
                         and Accounting        1990-September 1996) of Prudential Mutual Fund
                         Officer               Management, Inc.

     NAME, ADDRESS           POSITION WITH
      AND AGE (1)               COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------           -------------       -----------------------------------------
Marguerite E.H. Morrison  Assistant Secretary Vice President (since December 1996) of PMF;
(41)                                           formerly Vice President and Associate General
                                               Counsel (June 1991-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Vice
                                               President and Associate General Counsel of
                                               Prudential Securities.
Stephen M. Ungerman (44)  Assistant Treasurer Tax Director of Prudential Investments and the
                                               Private Asset Group of The Prudential Insurance
                                               Company of America (Prudential) (since March
                                               1996); formerly First Vice President of
                                               Prudential Mutual Fund Management, Inc.
                                               (February 1993-September 1996); prior thereto,
                                               Senior Tax Manager of Price Waterhouse (1981-
                                               January 1993).

-------
(1) Unless otherwise stated, the address is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.

* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PMF.

 Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

 The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

 Pursuant to the Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager.

 The Company pays each of its Directors who is not an affiliated person of PMF or Jennison Associates Capital Corp. (Jennison or the Subadviser) annual compensation of $2,500, in addition to certain out-of-pocket expenses.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to a Securities and Exchange Commission (SEC) exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company. Currently, Ms. Smith has agreed to defer her fees at the Fund rate.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Lennox are scheduled to retire on December 31, 1999 and December 31, 1997, respectively.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1996 and the aggregate compensation paid to such Directors for service on the Boards of other investment companies managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors of the Company. Below are listed all Directors who have served the Company during its most recent fiscal year as well as the new Directors who took office after the shareholders' meeting in October.

                              COMPENSATION TABLE

                                                                                TOTAL 1996
                                                                               COMPENSATION
                                                                               PAID TO BOARD
                                       PENSION OR RETIREMENT                      MEMBERS
                           AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL  FROM COMPANY
                          COMPENSATION  AS PART OF COMPANY    BENEFITS UPON      AND FUND
NAME AND POSITION         FROM COMPANY       EXPENSES           RETIREMENT        COMPLEX
-----------------         ------------ --------------------- ---------------- ---------------
Beach, Edward D.--Direc-
 tor                           --              None                N/A        $166,000(21/39)*
Dorsey, Eugene C.**--
 Former
 Director                    $7,500            None                N/A        $ 98,583(12/36)*
Gold, Delayne D.--Direc-
 tor                           --              None                N/A        $175,308(21/42)*
Gunia, Robert F.(/1/)--
 Director                      --              None                N/A              --
Lennox, Donald D.--Di-
 rector                        --              None                N/A        $ 90,000(10/22)*
McCorkindale, Douglas
 H.**
 --Director                    --              None                N/A        $ 71,208(10/13)*
Melzer, Mendel A.(/1/)--
 Director                      --              None                N/A              --
Mooney, Thomas T.**--Di-
 rector                        --              None                N/A        $135,375(18/36)*
Munn, Stephen P.--Direc-
 tor                           --              None                N/A        $   49,125(6/8)*
Redeker, Richard
 A.(/1/)--President and
 Director                      --              None                N/A              --
Smith, Robin B.**--Di-
 rector                      $7,500            None                N/A        $ 89,957(11/20)*
Weil, III, Louis A.--Di-
 rector                        --              None                N/A        $ 91,250(13/18)*
Whitehead, Clay T.--Di-
 rector                        --              None                N/A        $   38,292(5/7)*

-------
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company).

** Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Directors under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $111,535, $71,034, $139,869 and $109,294 for Mr. Dorsey, Mr. McCorkindale, Mr. Mooney and Ms. Smith, respectively.

 As of April 18, 1997, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund.

 As of April 18, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of Prudential Jennison Growth Fund were: 401K Holding Account, FBO ACEC Retirement Trust, PO Box 15040, New Brunswick, NJ 08906, owned approximately 580,628 Class A shares (or approximately 6.9% of the outstanding Class A shares) and Pru Defined Contribution SVCS, FBO Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, Pennsylvania owned approximately 22,022,734 Class Z shares (or approximately 60.7% of the outstanding Class Z shares). As of April 18, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of Prudential Jennison Growth & Income Fund were: Jennison Associates Capital Co., Saving Plan TTEE: J. Kanary, M. Baiso & B. Goldberg, c/o Corporate Services, 466 Lexington Ave. 18th Floor, New York, NY 10017 owned approximately 156,061 Class A shares (or approximately 6.3% of the outstanding Class A shares); Bradley L. Goldberg, 502 Orienta Avenue, Mamaroneck, New York owned approximately 138,741 Class A shares (or approximately 5.6% of the outstanding Class A shares); James M. Rodney TTEE, James M.

Rodney Trust, UA DTD 06/07/79, 725 Hanna, Birmingham, Michigan owned approximately 32,550 Class C shares (or approximately 6.1% of the outstanding Class C shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, ATTN:
John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1774 owned approximately 7,689 Class Z shares (or approximately 40.7% of the outstanding Class Z shares); Mr. John A. Hart TTEE, John A. & Eleanor E. Hart Family Trust UA DTD 08/25/95, 2113 Evergreen Ridge Dr., Cincinnati OH 45215-5713 owned 4,802 Class Z shares (or approximately 25.4% of the outstanding Class Z shares); Prudential Securities C/F, Harold Quebedeaux, IRA DTD 12/17/91, PO Box 366, Mansura, LA 71350-0366 owned 1,067 Class Z shares (or approximately 5.6% of the outstanding Class Z shares).

 As of April 18 1997, Prudential Securities was the record holder for other beneficial owners of 5,811,292 Class A shares (approximately 69.2% of such shares outstanding), 16,880,324 Class B shares (approximately 70.4% of such shares outstanding), 1,230,178 Class C shares (approximately 86.1% of such shares outstanding) and 93,211 Class Z shares (approximately 0.25% of such shares outstanding) of Growth Fund; and 2,135,272 Class A shares (approximately 87.1% of such shares outstanding), 5,253,271 Class B shares (approximately 89.8% of such shares outstanding), 518,475 Class C shares (approximately 98.0% of such shares outstanding) and 11,145 Class Z shares (approximately 59.0% of such shares outstanding) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                    MANAGER

 The manager of the Company is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed-- Manager" in the Prospectus. As of December 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.2 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

 PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

 Pursuant to the Management Agreement with the Company (the Management Agreement), PMF, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Company. PMF also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PMF for the Funds are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

 For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of each Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Company. Currently, the Company believes that there are no such expense limitations.

 In connection with its management of the corporate affairs of the Company, PMF bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PMF or the Company's investment adviser;

 (b) all expenses incurred by PMF or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) the fees payable to the Subadviser pursuant to the Subadvisory Agreement between PMF and Jennison (the Subadvisory Agreement).

 Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies,
(g) the fees of any trade associations of which the Company may be a member,
(h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on April 9, 1996.

 PMF has entered into the Subadvisory Agreement with Jennison, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Company. In connection therewith, Jennison is obligated to keep certain books and records of each Fund. Under the Subadvisory Agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of each Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PMF compensates Jennison for its services at an annual rate of .30 of 1% of each Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

 For the fiscal period from November 2, 1995 (commencement of investment operations) through September 30, 1996, PMF received from Growth Fund management fees of $1,418,805, of which $709,402 was paid to Jennison Associates. The Growth & Income Fund was not offered during the fiscal year ended September 30, 1996.

 The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PMF or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Subsidiary Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on April 9, 1996.

                                  DISTRIBUTOR

 Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing the Company's Class A, Class B and Class C shares. See "How the Funds are Managed--Distributor" in the Prospectus. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

 The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). On April 9 and July 9, 1996, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto (Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the Class A, Class B and Class C Plan and the Distribution Agreement with respect to Growth Fund and Growth & Income Fund, respectively. No shares of the Growth & Income Fund were outstanding during the fiscal period ended September 30, 1996.

 Class A Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Growth Fund paid distribution fees of $161,221 to Prudential Securities under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the Growth Fund. In addition, for the same period, Prudential Securities received approximately $909,000 in initial sales charges with respect to the sale of Class A shares.

 Class B Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Prudential Securities received $1,482,118 from the Growth Fund under the Class B Plan and spent approximately $3,614,000 in distributing Class B shares of the Growth Fund. It is estimated that of the latter amount, approximately $118,000 (3.3%) was spent on printing and mailing of prospectuses to other than current shareholders; $1,429,000 (39.5%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares; and $2,067,000 (57.2%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($673,700 or 18.6%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($1,393,300 or 38.6%). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities branch offices in connection with the sale of Growth Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Growth Fund shares; and (d) other incidental expenses relating to branch promotion of Growth Fund shares.

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same period, Prudential Securities received approximately $350,000 in contingent deferred sales charges attributable to Class B shares.

 Class C Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Prudential Securities received $114,523 from Growth Fund under the Class C Plan and spent approximately $78,000 in distributing Class C shares of Growth Fund. It is estimated that of the latter amount approximately 10.9% ($8,500) was spent on printing and mailing of prospectuses to other than current shareholders; 11.0% ($8,600) on compensation to Prusec for commissions to its representative and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares of the Growth Fund; 78.1% ($60,900) on the aggregate of
(i) payments of commission and account servicing fees to financial advisors 39.6% ($30,900) and (ii) an allocation of overhead and other branch office distribution-related expenses 38.5% ($30,000).

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same period, Prudential Securities received approximately $10,000 in contingent deferred sales charges attributable to Class C shares.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

 On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

 On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

 On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months and shall continue to do so for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

 Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Company's Board of Directors. The Company will not pay up for research in principal transactions.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. The Growth Fund paid commissions of $436,218 for the fiscal period ended September 30, 1996, none of which was paid to Prudential Securities or any of its affiliates.

                    PURCHASE AND REDEMPTION OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Funds" in the Prospectus.

 Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset values of Growth Fund and Growth & Income Fund at March 31, 1997, the maximum offering price of Growth Fund's and Growth & Income Fund's shares is as follows:

                                                                     PRUDENTIAL
                                                          PRUDENTIAL  JENNISON
                                                           JENNISON   GROWTH &
                                                            GROWTH     INCOME
                                                             FUND       FUND
                                                          ---------- ----------
CLASS A
Net asset value and redemption price per Class A share...   $11.16     $10.44
Maximum sales charge (5% of offering price)..............      .59        .55
                                                            ------     ------
Offering price to public.................................   $11.75     $10.99
                                                            ======     ======
CLASS B
Net asset value, redemption price and offering price per
 Class B share*..........................................   $11.04     $10.43
                                                            ======     ======
CLASS C
Net asset value, redemption price and offering price per
 Class C share*..........................................   $11.04     $10.43
                                                            ======     ======
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share...........................................   $11.19     $10.48
                                                            ======     ======

-------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

 COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

 An eligible group of related Fund investors includes any combination of the following:

 (a) an individual;

 (b) the individual's spouse, their children and their parents;

 (c) the individual's and spouse's Individual Retirement Account (IRA);

 (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

 (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

 (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

 (g) one or more employee benefit plans of a company controlled by an individual.

 In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

 RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How Each Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

 LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

 A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period, and in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

 The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
 Death                              A copy of the shareholder's death
                                    certificate or, in the case of a trust, a
                                    copy of the grantor's death certificate,
                                    plus a copy of the trust agreement
                                    identifying the grantor.
 Disability--An individual will be  A copy of the Social Security considered disabled if he or she  Administration award letter or a letter
  is unable to engage in any sub-   from a physician on the physician's
  stantial gainful activity by      letterhead stating that the shareholder
  reason of any medically deter-    (or, in the case of a trust, the grantor)
  minable physical or mental im-    is permanently disabled. The letter must
  pairment which can be expected    also indicate the date of disability.
  to result in death or to be of
  long-continued and indefinite
  duration.
 Distribution from an IRA or        A copy of the distribution form from the
  403(b) Custodial Account          custodial firm indicating (i) the date of
                                    birth of the shareholder and (ii) that the
                                    shareholder is over age 59 1/2 and is
                                    taking a normal distribution--signed by the
                                    shareholder.
 Distribution from Retirement Plan  A letter signed by the plan administrator/trustee indicating the reason
                                    for the distribution.
 Excess Contributions               A letter from the shareholder (for an IRA)
                                    or the plan administrator/trustee on
                                    company letterhead indicating the amount of
                                    the excess and whether or not taxes have
                                    been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

 EXCHANGE PRIVILEGE. The Company makes available to its shareholders the Exchange Privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

 The following money market funds participate in the Class A Exchange
Privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

 CLASS Z. Class Z Shares May Be Exchanged for Class Z Shares of Other Prudential Mutual Funds.

 Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              PERIOD OF
         MONTHLY INVESTMENTS             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  110   $  165   $  220   $  275
              20 Years........               176      264      352      440
              15 Years........               296      444      592      740
              10 Years........               555      833    1,110    1,388
              5 Years.........             1,371    2,057    2,742    3,428

-------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Savings Accumulation Plan."

 AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

 SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

 In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and Distributions."

 Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

         CONTRIBUTIONS                        PERSONAL
          MADE OVER:                          SAVINGS    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

-------
(/1/) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

 Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

 Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

 Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                                     TAXES

 Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

 Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities) (the short-short rule); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

 Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

 Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. See "Investment Objectives and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

 Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

 A Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30% short-short rule discussed above.

 A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that a Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

 Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code.

 Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

 Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

 Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

 Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

 Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. A Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

 Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

 AVERAGE ANNUAL TOTAL RETURN. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Average annual total return is computed according to the following formula:

                              P ( 1 + T )n = ERV

 Where:P = a hypothetical initial payment of $1,000.
 T = average annual total return.
 n = number of years.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

 The average annual total returns for the period from November 2, 1995 (commencement of investment operations) through September 30, 1996 for the Class A, Class B and Class C shares of Growth Fund were 4.2%, 3.9% and 7.9%, respectively, and for the period from November 2, 1995 through March 31, 1997 for the Class A, Class B and Class C shares were 4.2%, 4.5% and 7.3%, respectively. The average annual total return for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) through March 31, 1997 was 8.8%. Shares of Growth & Income Fund were not offered during the fiscal period ended September 30, 1996.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Dryden Fund, formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1996, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1996 would have been 12.7%, 14.8% and 16.9%, respectively, and for the one, three and since inception periods ended March 31, 1997 would have been 8.9%, 16.5% and 15.3%, respectively. In addition, the aggregate total returns for such periods would have been 12.7%, 51.5% and 83.6%, respectively, and for the one, three and since inception periods ended March 31, 1997 would have been 8.9%, 58.2% and 87.1%, respectively.

 AGGREGATE TOTAL RETURN. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                     -----
                                       P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from November 2, 1995 (commencement of investment operations) through September 30, 1996 for the Class A, Class B and Class C shares of Growth Fund were 9.7%, 8.9% and 8.9%, respectively. The aggregate total returns for the one year period ended March 31, 1997 and for the period from November 2, 1995 through March 31, 1997 for the Class A, Class B and Class C shares of Growth Fund were 7.4%, 6.6% and 6.6%, respectively, and 11.6%, 10.4% and 10.4%, respectively. The aggregate total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) through September 30, 1996 and from April 15, 1996 through March 31, 1997 were 6.4% and 8.4%, respectively. The aggregate total returns for the period from November 7, 1996 (commencement of investment operations) through March 31, 1997 for the Class A, Class B, Class C and Class Z shares of the Growth & Income Fund were 4.5%, 4.2%, 4.2% and 4.8%, respectively.

 From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/

                                    [CHART]

 PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
                               (1/1926 - 12/1994)

COMMON STOCKS - 10.2%
LONG-TERM GOVT. BONDS - 4.8%
INFLATION - 3.1%

-------
   /1/Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Funds are Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

 Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. For the fiscal period ended September 30, 1996, Growth Fund incurred fees of approximately $312,000 for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. Growth & Income Fund did not commence investment operations until November 1996.

 Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Company's independent accountants for the fiscal year ended September 30, 1996, and in that capacity audited the annual financial statements of the Growth Fund. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity will audit the Funds' annual financial statements.

Portfolio of Investments
as of September 30, 1996        PRUDENTIAL JENNISON GROWTH FUND
===============================================================

Shares       Description                         Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--99.1%
COMMON STOCKS--99.1%
---------------------------------------------------------------
Aerospace/Defense--2.9%
 215,900     Boeing CO.                            $ 20,402,550
---------------------------------------------------------------
Airlines--1.5%
 144,300     Delta Airlines, Inc.                    10,389,600
---------------------------------------------------------------
Apparel--1.4%
  78,700     NIKE, Inc., Class B                      9,562,050
---------------------------------------------------------------
Banks & Financial Services--1.6%
 135,200     Chase Manhattan Corp.                   10,832,900
---------------------------------------------------------------
Beverages--1.2%
 285,300     PepsiCo, Inc.                            8,059,725
---------------------------------------------------------------
Biotechnology--0.6%
 219,232     Chiron Corp. (a)                         4,165,408
---------------------------------------------------------------
Business Services--8.8%
 323,250     CUC International, Inc. (a)             12,889,594
 377,600     Eagle River Interactive, Inc. (a)        3,870,400
 127,033     First Data Corp.                        10,369,068
 235,000     Manpower, Inc.                           7,813,750
 263,600     Omnicom Group                           12,323,300
 199,000     Reuters Holdings PLC (ADR) (United
                Kingdom)                             13,780,750
                                                   ------------
                                                     61,046,862
---------------------------------------------------------------
Cellular Communications--0.9%
 186,800     Vodafone Group PLC (ADR) (United
                Kingdom)                              6,374,550
---------------------------------------------------------------
Computer Systems/Peripherals--4.8%
 119,300     Dell Computer Corp. (a)                  9,275,575
 311,000     Hewlett-Packard Co.                     15,161,250
 160,000     Seagate Technology, Inc. (a)             8,940,000
                                                   ------------
                                                     33,376,825
---------------------------------------------------------------
EDP Software & Services--11.0%
 245,600     America Online, Inc. (a)                 8,749,500
 315,325     Computer Associates International, Inc. 18,840,669
 162,200     Electronic Data Systems Corp., (New)     9,955,025
 199,700     Intuit, Inc. (a)                         6,290,550
 290,400     Macromedia, Inc. (a)                     6,025,800
 127,800     Microsoft Corp. (a)                     16,853,625
 174,400     SAP AG (ADR) (Germany)                   9,897,200
                                                   ------------
                                                     76,612,369
---------------------------------------------------------------
Electrical Equipment--1.3%
 256,700     Picturetel Corp. (a)                     9,048,675
---------------------------------------------------------------
Financial Companies--0.5%
  96,500     Federal National Mortgage Assn.          3,365,438
---------------------------------------------------------------
Health Care Services--3.4%
 267,900     Healthsouth Corp. (a)                   10,280,663
 345,200     PhyCor, Inc. (a)                        13,139,175
                                                   ------------
                                                     23,419,838
---------------------------------------------------------------
Household & Personal Care Products--4.2%
 245,400     Gillette Co.                            17,699,475
 126,100     Kimherly-Clark Corp.                    11,112,563
                                                   ------------
                                                     28,812,038
---------------------------------------------------------------
Hotels--2.0%
 497,200     Hilton Hotels Corp.                     14,108,050

---------------------------------------------------------------

See Notes to Financial Statements.

Portfolio Of Investments as
of September 30, 1996           PRUDENTIAL JENNISON GROWTH FUND
===============================================================

Shares         Description                       Value (Note 1)
---------------------------------------------------------------

Industrial Technology/Instruments--2.1%
   204,100     KLA Instruments Corp. (a)           $  4,592,250
   220,200     Symhol Technologies, Inc. (a)         10,129,200
                                                   ------------
                                                     14,721,450
---------------------------------------------------------------
Insurance--5.0%
    80,600     CIGNA Corp.                            9,661,925
   181,900     MGIC Investment Corp.                 12,255,512
   260,432     Mutual Risk Management, Ltd.           7,552,528
    84,500     UNUM Corp.                             5,418,563
                                                   ------------
                                                     34,888,528
---------------------------------------------------------------
Machinery--1.0%
   187,000     Harnischfeger Industries, Inc.         7,059,250
---------------------------------------------------------------
Media--4.8%
   118,000     Clear Channel
                Communications, Inc. (a)             10,443,000
   252,200     Disney (Walt) Co.                     15,983,175
   219,350     Infinity Broadcasting
                Corp., Class A (a)                    6,909,525
                                                   ------------
                                                     33,335,700
---------------------------------------------------------------
Networking--6.8%
   301,800     3Com Corp. (a)                        18,126,862
   130,300     Ascend Communications, Inc. (a)        8,616,088
   327,600     Cisco Systems, Inc. (a)               20,331,675
                                                   ------------
                                                     47,074,625
---------------------------------------------------------------
Oil Services--1.3%
   111,700     Schlumberger, Ltd.                     9,438,650
---------------------------------------------------------------
Pharmaceuticals--10.0%
   101,400     Astra AB (Sweden)                      4,285,261
    82,600     Astra AB Class A (ADR) (Sweden)        3,484,688
    80,800     Ciba-Geigy AG (ADR) (Switzerland)      5,140,900
     4,190     Ciba-Geigy AG (Switzerland)            5,358,176
   252,100     Johnson & Johnson Co.                 12,920,125
   162,900     Lilly (Eli) & Co.                     10,507,050
   181,200     Pfizer, Inc.                          14,337,450
   220,500     SmithKline Beecham PLC (ADR)
                   (United Kingdom)                  13,422,937
                                                   ------------
                                                     69,456,587
---------------------------------------------------------------
Publishing--1.5%
   144,000     Scholastic Corp. (a)                  10,440,000
---------------------------------------------------------------
Restaurants--1.1%
   249,000     Lone Star Steakhouse
                & Saloon, Inc. (a)                    7,578,938
---------------------------------------------------------------
Retail--9.2%
   373,700     AutoZone, Inc. (a)                    10,837,300
   267,200     Corporate Express, Inc.               10,387,400
   182,500     Gap, Inc.                              5,269,687
   245,633     Home Depot, Inc.                      13,970,377
   278,400     Kohl's Corp.                          10,022,400
   163,400     Saks Holdings, Inc.                    5,719,000
   482,400     Sunglass Hut Int'l., Inc. (a)          7,688,250
                                                   ------------
                                                     63,894,414
---------------------------------------------------------------
Electronic Components--5.4%
   279,800     Intel Corp.                           26,703,412
   223,700     International Rectifier Corp. (a)      3,103,838
   341,600     LSI Logic Corp.(a)                     7,942,200
                                                   ------------
                                                     37,749,450
---------------------------------------------------------------
Telecommunications Equipment--4.5%
   355,900     Ericsson (L.M.) Telephone Co., Inc.
                  (ADR) (Sweden)                      9,030,962
   216,800     Nokia Corp. (ADR) (Finland)            9,593,400
   178,400     Tellabs, Inc.(a)                      12,599,500
                                                   ------------
                                                     31,223,862
---------------------------------------------------------------
Telephones-0.3%
    76,800     MCI Communications Corp.               1,968,000
                                                   ------------
               Total long-term investments
                  (cost $579,362,421)               688,406,332


---------------------------------------------------------------
                             See Notes to Financial Statements.

PRUDENTIAL JENNISON GROWTH FUND
Portfolio of Investments as of September 30, 1996
===================================================================

             Principal
Moody's      Amount
Rating       (000)        Description                Value (Note 1)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
COMMERCIAL PAPER--1.0%
P1           $   6,602    Ford Motor Credit Co.,
                            5.36%, 10/1/96
                            (cost $6,602,000)         $   6,602,000

U.S. GOVERNMENT SECURITY
                          United States Treasury Bill
                   135      5.14%, 12/26/96
                            (cost $133,342)                 133,342
                                                      -------------
                          Total short-term investments
                            (cost $6,735,342)             6,735,342
                                                      -------------
-------------------------------------------------------------------
Total Investments--100.1%
                          (cost $586,097,763; Note 4)   695,141,674
                          Liabilities in excess
                            of other assets--(0.l%)        (464,318)
                                                      -------------
             Net Asset--100%                          $ 694,677,356
                                                      -------------
----------
(a)  Non-income producing security.
ADR--American Depository Receipt.

-------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities              PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------

Investments, at value (cost $586,097,763)...................................................................      $695,141,674
Cash........................................................................................................           453,117
Receivable for investments sold.............................................................................         5,671,677
Receivable for Fund shares sold.............................................................................         3,372,066
Dividends and interest receivable...........................................................................           370,243
Deferred expenses and other assets..........................................................................           187,623
                                                                                                                  ------------
   Total assets.............................................................................................       705,196,400
                                                                                                                  ------------
Liabilities
Payable for investments purchased...........................................................................         6,147,013
Payable for Fund shares reacquired..........................................................................         3,222,198
Accrued expenses and other liabilities......................................................................           592,921
Management fee payable......................................................................................           346,672
Distribution fees payable...................................................................................           210,240
                                                                                                                  ------------
   Total liabilities........................................................................................        10,519,044
                                                                                                                  ------------
Net Assets..................................................................................................       694,677,356
                                                                                                                  ============
Net assets were comprised of:
   Common stock, at par.....................................................................................      $     63,469
   Paid-in capital in excess of par.........................................................................       594,746,508
                                                                                                                  ------------
                                                                                                                   594,809,977
   Accumulated net realized loss on investments.............................................................        (9,176,492)
   Net unrealized appreciation on investments...............................................................       109,043,871
                                                                                                                  ------------
Net assets, September 30, 1996..............................................................................      $694,677,356
                                                                                                                  ============
Class A:
   Net asset value and redemption price per share
      ($85,439,568 / 7,790,185 shares of common stock issued and outstanding)...............................            $10.97
   Maximum sales charge (5.0% of offering price)............................................................               .58
                                                                                                                        ------
   Maximum offering price to public.........................................................................            $11.55
                                                                                                                        ======
Class B:
   Net asset value, offering price and redemption price per share
      ($231,541,269 / 21,258A23 shares of common stock issued and outstanding)..............................            $10.89
                                                                                                                        ======
Class C:
   Net asset value, offering price and redemption price per share
      ($15,280,552 / 1,402,944 shares of common stock issued and outstanding................................            $10.89
                                                                                                                        ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($362,415,967 / 33,017,749 shares of common stock issued and outstanding...............................           $10.98
                                                                                                                        ======

PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
====================================================================

                                                 November 2, 1995(a)
                                                      Through
NET INVESTMENT INCOME                            September 30, 1996
                                                --------------------
Income
    Dividends (net of foreign withholding
     taxes of $54,311)..............................  $ 1,662,651
     Interest.......................................      480,129
                                                      -----------
     Total income...................................    2,142,780
                                                      -----------
Expenses
  Distribution fee--Class A.........................      161,221
  Distribution fee--Class B.........................    1,482,118
  Distribution fee--Class C.........................      114,523
  Management fee....................................    1,418,805
  Transfer agent's fees and expenses................      377,000
  Registration fees.................................      245,000
  Reports to shareholders...........................      140,000
  Custodian's fees and expenses.....................      112,000
  Amortization of deferred organization
     expense........................................       44,589
  Legal fees and expenses...........................       42,000
  Audit fees and expenses...........................       25,000
  Directors' fees...................................       22,500
  Miscellaneous.....................................        4,861
                                                      -----------
     Total expenses.................................    4,189,617
                                                      -----------
Net investment loss.................................   (2,046,837)
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions........   (9,176,492)
Net unrealized appreciation of investments..........   36,196,257
                                                      -----------
Net gain on investments.............................   27,019,765
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.....................................  $24,972,928
                                                      ===========
----------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets
=====================================================================

                                                  November 2, 1995(a)
INCREASE (DECREASE)                                   Through
IN NET ASSETS                                     September 30, 1996
                                                 --------------------

Operations
 Net investment loss.............................     $(2,046,837)

 Net realized loss on investment
   transactions..................................      (9,176,492)

 Net unrealized appreciation on
   investments...................................      36,196,257
                                                     ------------

 Net increase in net assets resulting from
   operations....................................      24,972,928
                                                     ------------

Fund share transactions (net of share
   conversion) (Note 5)

 Net proceeds from shares sold...................     819,026,956

 Cost of shares reacquired........................   (149,422,528)
                                                     ------------
Net increase in net assets from Fund
   share transactions............................     669,604,428
                                                     ------------
Total increase...................................     694,577,356

NET ASSETS

Beginning of period..............................         100,000
                                                     ------------
End of period....................................    $694,677,356
                                                     ============
----------
(a) Commencement of investment operations.

---------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Prudential Jennison Growth Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of each Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Mutual Fund Management LLC. ("PMF"). Investment operations commenced on November
2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time:

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the period ended September 30, 1996, the Series reclassified current net operating losses by decreasing accumulated net investment loss and decreasing paid-in capital by $2,046,837. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

NOTE 2. AGREEMENTS

The Fund has a management agreement with PMF. Pursuant to a subadvisory agreement between PMF and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PMF will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PMF pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PMF also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the fiscal year ended September 30, 1996. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $909,000 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1996. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended September 30, 1996, it received approximately $350,000 and $10,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PMF, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended September 30, 1996, the Fund incurred fees of approximately $312,000 for the services of PMFS. As of September 30, 1996, approximately $41,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1996 were $441,740,023 and $121,903,591, respectively.

The federal income tax cost basis of the Fund's investments at September
30, 1996, was $589,584,288 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $105,557,386 (gross unrealized appreciation-$127,649,114; gross unrealized depreciation-$22,091,728).

The Fund will elect to treat net capital losses of approximately $6,706,000 incurred in the eleven month period ended September 30, 1996 as having been incurred in the following year.

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective April 15, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 2.5 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class 1, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively.

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Transactions in shares of common stock for the period November 2,1995 (commencement of investment operations) through September 30, 1996 were as follows:

Class A                                               Shares          Amount
-------                                             -----------   -------------
Shares sold......................................    18,039,463   $ 185,913,237
Shares reacquired................................   (10,367,758)   (108,741,785)
                                                    -----------   -------------
Net increase in shares outstanding before
  conversion.....................................     7,671,705      77,171,452
Shares issued upon conversion from Class B.......       115,146       1,214,220
                                                    -----------   -------------
Net increase in shares outstanding...............     7,786,851   $  78,385,672
                                                    ===========   =============
Class B
-------
Shares sold......................................    23,516,319   $ 240,060,319
Shares reacquired................................    (2,146,698)    (22,165,141)
                                                    -----------   -------------
Net increase in shares outstanding before
 conversion......................................    21,369,621     217,895,178
Shares reacquired upon conversion into
 Class A..........................................     (114,531)     (1,214,220)
                                                    -----------   -------------
Net increase in shares outstanding...............    21,255,090   $ 216,680,958
                                                    ===========   =============
Class C
-------
Shares sold......................................     1,610,012   $  16,355,793
Shares reacquired................................      (210,401)     (2,163,259)
                                                    -----------   -------------
Net increase in shares outstanding...............     1,399,611   $  14,192,534
                                                    ===========   =============
Class Z
-------
April 15,1996(a) through
 September 30, 1996
Shares sold......................................     2,971,624   $  32,570,435
Shares issued due to merger (Note 6).............    31,510,396     344,127,172
Shares reacquired................................    (1,464,271)    (16,352,343)
                                                    -----------   -------------
Net increase in shares outstanding...............    33,017,749   $ 360,345,264
                                                    ===========   =============

(a) Commencement of offering of Class Z shares.

Of the shares outstanding at September 30, 1996, PMF and affiliates owned 5,633,139 shares of the Fund.

--------------------------------------------------------------------------------
NOTE 6. ACQUISITION OF THE PRUDENTIAL INSTITUTIONAL FUND-GROWTH STOCK FUND

On September 20,1996, the Fund acquired all of the net assets of The Prudential Institutional Fund-Growth Stock Fund ("Growth Stock Fund") in exchange for Class Z shares of the Fund pursuant to a plan of reorganization approved by Growth Stock Fund shareholders on September 6,1996. The acquisition was accomplished by a tax-free exchange of 31,510,396 Class Z shares of the Fund (valued at $344,127,172 in the aggregate) for 19,673,729 shares of Growth Stock Fund outstanding on September 20, 1996. The aggregate net assets of the Fund and Growth Stock immediately before the acquisition were $347,516,537 and $344,127,172 (including $72,847,614 of net unrealized appreciation for the Growth Stock Fund), respectively, thereby resulting in combined net assets of $691,643,709 immediately after the reorganization.

FINANCIAL HIGHLIGHTS                             PRUDENTIAL JENNISON GROWTH FUND
================================================================================

                                                          CLASS A          CLASS B          CLASS C          CLASS Z
                                                        ------------     ------------     ------------     ------------
                                                        November 2,      November 2,      November 2,       April 15,
                                                          1995(a)          1995(a)          1995(a)          1996(a)
                                                          Through          Through          Through          Through
                                                        September 30,    September 30,   September 30,     September 30,
                                                           1996(d)          1996(d)         1996(d)          1996(d)
                                                        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................   $ 10.00       $  10.00           $ 10.00           $ 10.32
                                                           -------       --------           -------           -------
Income from investment operations
Net investment loss.....................................      (.03)          (.10)             (.10)             (.02)
Net realized and unrealized gain on investment
   transactions.........................................      1.00            .99               .99               .68
                                                           -------       --------           -------           -------
   Total from investment operations.....................       .97            .89               .89               .66
                                                           -------       --------           -------           -------
Net asset value, end of period..........................   $ 10.97       $  10.89           $ 10.89           $ 10.98
                                                           =======       ========           =======           =======


TOTAL RETURN(c).........................................      9.70%          8.90%             8.90%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........................   $85,440       $231,541           $15,281          $362,416
Average net assets (000)................................   $70,667       $162,412           $12,550          $ 26,829
Ratios to average net assets(b):
   Expenses, including distribution fees................      1.23%          1.98%             1.98%              .98%
   Expenses, excluding distribution fees................       .98%           .98%              .98%              .98%
   Net investment loss..................................      (.37)%        (1.12)%           (1.12)%            (.12)%
Portfolio turnover rate.................................        42%            42%               42%               42%
Average commission rate paid per share..................   $ .0611       $  .0611           $ .0611          $  .0611

----------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT                     PRUDENTIAL JENNISON GROWTH FUND
================================================================================

The Shareholders and Board of Directors
Prudential Jennison Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Jennison Growth Fund as of September 30, 1996, the related statements of operations and of changes in net assets, and the financial highlights for the period November 2, 1995 (commencement of investment operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles wed and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Growth Fund as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
November 4,1996

Portfolio of Investments as of              PRUDENTIAL JENNISON
March 31, 1997 (Unaudited)                          GROWTH FUND
===============================================================

Shares       Description                         Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--96.2%
COMMON STOCKS--96.2%
---------------------------------------------------------------
Aerospace/Defense--2.7%
 213,800     Boeing Co.                            $ 21,086,025
---------------------------------------------------------------
Apparel--0.9%
 116,100     NIKE, Inc., Class B                      7,198,200
---------------------------------------------------------------
Banks--2.2%
 180,800     Chase Manhattan Corp.                   16,927,400
---------------------------------------------------------------
Beverages--1.6%
 375,200     PepsiCo, Inc.                           12,240,900
---------------------------------------------------------------
Brokerage Services--1.5%
 192,600     Morgan Stanley Group, Inc.              11,315,250
---------------------------------------------------------------
Business Services--9.1%
 602,425     CUC International, Inc. (a)             13,554,562
 377,600     Eagle River Interactive, Inc. (a)        4,059,200
 122,100     Federal Express Corp., Class A (a)       6,364,463
 363,166     First Data Corp.                        12,302,248
 161,000     Manpower, Inc.                           5,796,000
 262,100     Omnicom Group, Inc.                     13,072,237
 264,500     Reuters Holdings PLC (ADR)
                (United Kingdom)                     15,390,594
                                                   ------------
                                                     70,539,304
---------------------------------------------------------------
Cellular Communications--1.2%
 208,900     Vodafone Group PLC (ADR) (United
                Kingdom)                              9,217,713
---------------------------------------------------------------
Computer Systems/Peripherals--9.5%
 187,800     Compaq Computer Corp. (a)               14,390,175
 196,100     Dell Computer Corp. (a)                 13,261,263
 362,300     Hewlett-Packard Co.                     19,292,475
  81,800     International Business Machines
                Corp.                              $ 11,237,275
 336,900     Seagate Technology, Inc. (a)            15,118,387
                                                   ------------
                                                     73,299,575
---------------------------------------------------------------
EDP Software & Services--6.0%
  27,725     Computer Associates International,
                Inc.                                  1,077,809
 287,500     Electronic Data Systems Corp.           11,607,813
 339,400     Intuit, Inc. (a)                         7,891,050
 174,700     Microsoft Corp. (a)                     16,017,806
 181,800     SAP AG (ADR)(Germany)                   10,377,817
                                                   ------------
                                                     46,972,295
---------------------------------------------------------------
Electronic Components--7.3%
 177,500     Intel Corp.                             24,694,687
 610,400     International Rectifier Corp. (a)        7,248,500
 412,500     LSI Logic Corp. (a)                     14,334,375
 139,900     Texas Instruments, Inc.                 10,475,013
                                                   ------------
                                                     56,752,575
---------------------------------------------------------------
Financial Companies--1.7%
 193,400     MBNA Corp.                               5,391,025
 240,300     Schwab (Charles) Corp.                   7,659,562
                                                   ------------
                                                     13,050,587
---------------------------------------------------------------
Health Care Services--2.9%
 595,400     Healthsouth Corp. (a)                   11,387,025
 403,500     PhyCor, Inc. (a)                        10,995,375
                                                   ------------
                                                     22,382,400
---------------------------------------------------------------
Household & Personal Care Products--4.2%
 257,000     Gillette Co.                            18,664,625
 143,000     Kimberly-Clark Corp.                    14,210,625
                                                   ------------
                                                     32,875,250

---------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              PRUDENTIAL JENNISON
March 31, 1997 (Unaudited)                          GROWTH FUND
===============================================================

Shares       Description                    Value (Note 1)
---------------------------------------------------------------
Hotels--1.5%
 490,600     Hilton Hotels Corp.                   $ 11,897,050
---------------------------------------------------------------
Industrial Technology/Instruments--4.0%
 175,600     Applied Materials, Inc. (a)              8,143,450
 302,300     KLA Instruments Corp. (a)               11,033,950
 246,600     Symbol Technologies, Inc. (a)           11,898,450
                                                   ------------
                                                     31,075,850
---------------------------------------------------------------
Insurance--6.7%
  88,100     CIGNA Corp.                             12,873,613
 217,700     MGIC Investment Corp.                   15,402,275
 274,433     Mutual Risk Management, Ltd.             9,948,196
 183,200     UNUM Corp.                              13,373,600
                                                   ------------
                                                     51,597,684
---------------------------------------------------------------
Machinery--1.3%
 197,100     Case Corp.                              10,002,825
---------------------------------------------------------------
Media--4.1%
 269,700     Clear Channel Communications, Inc.
                (a)                                  11,563,387
 275,300     The Walt Disney Co.                     20,096,900
                                                   ------------
                                                     31,660,287
---------------------------------------------------------------
Networking--3.6%
 180,900     Ascend Communications, Inc. (a)          7,371,675
 297,500     Cisco Systems, Inc. (a)                 14,317,188
 187,500     3Com Corp. (a)                           6,140,625
                                                   ------------
                                                     27,829,488
---------------------------------------------------------------
Oil/Petroleum Services--4.2%
 161,900     Schlumberger, Ltd.                      17,363,775
 574,100     Union Pacific Resources Group, Inc.     15,357,175
                                                   ------------
                                                     32,720,950
---------------------------------------------------------------
Pharmaceuticals--11.6%
 186,200     Astra AB Class A (ADR)(Sweden)           8,658,300
 236,400     Bristol-Myers Squibb Co.                13,947,600
 183,100     Eli Lilly & Co.                       $ 15,059,975
 224,100     Merck & Co., Inc.                       18,880,425
 201,600     Pfizer, Inc.                            16,959,600
 236,300     SmithKline Beecham PLC (ADR)
                (United Kingdom)                     16,541,000
                                                   ------------
                                                     90,046,900
---------------------------------------------------------------
Retail--3.4%
 334,100     Corporate Express, Inc. (a)              3,424,525
 356,700     Gap, Inc.                               11,949,450
 263,000     Kohl's Corp. (a)                        11,144,625
                                                   ------------
                                                     26,518,600
---------------------------------------------------------------
Telecommunications Equipment--5.0%
 383,800     Ericsson (L.M.) Telephone Co.,
                Inc., Class B (ADR)(Sweden)          12,977,237
 258,200     Nokia Corp. (ADR)(Finland)              15,040,150
 297,300     Tellabs, Inc. (a)                       10,739,963
                                                   ------------
                                                     38,757,350
                                                   ------------
             Total long-term investments
                (cost $652,324,301)                 745,964,458
                                                   ------------

             Principal
Moody's      Amount
Rating       (000)
---------------------------------------------------------------
SHORT-TERM INVESTMENT--3.0%
Commercial Paper--3.0%
P1           $  23,102    Chevron Oil Finance Co.,
                           6.00%, 4/1/97
                           (cost $23,102,000)        23,102,000
---------------------------------------------------------------
Total Investments--99.2%
                          (cost $675,426,301;
                          Note 4)                   769,066,458
                          Other assets in excess of
                           liabilities--0.8%          6,022,219
                                                   ------------
                          Net Assets--100%         $775,088,677
                                                   ============
---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
---------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)  PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Assets                                                                                                          March 31, 1997
                                                                                                                --------------
Investments, at value (cost $675,426,301)..................................................................       $769,066,458
Cash.......................................................................................................            534,960
Receivable for investments sold............................................................................          8,950,514
Receivable for Fund shares sold............................................................................          5,051,093
Dividends and interest receivable..........................................................................          1,039,458
Deferred expenses and other assets.........................................................................            148,765
                                                                                                                 -------------
   Total assets............................................................................................        784,791,248
                                                                                                                 -------------
Liabilities
Payable for Fund shares reacquired.........................................................................          5,213,573
Payable for investments purchased..........................................................................          3,555,554
Management fee payable.....................................................................................            416,198
Distribution fees payable..................................................................................            268,678
Accrued expenses and other liabilities.....................................................................            248,568
                                                                                                                 -------------
   Total liabilities.......................................................................................          9,702,571
                                                                                                                 -------------
Net Assets.................................................................................................       $775,088,677
                                                                                                                 =============
Net assets were comprised of:
   Common stock, at par....................................................................................       $     69,630
   Paid-in capital in excess of par........................................................................        666,189,317
                                                                                                                 -------------
                                                                                                                   666,258,947
   Accumulated net investment loss.........................................................................         (1,465,766)
   Accumulated net realized gain on investments............................................................         16,656,828
   Net unrealized appreciation on investments..............................................................         93,638,668
                                                                                                                 -------------
Net assets, March 31, 1997.................................................................................       $775,088,677
                                                                                                                 =============
Class A:
   Net asset value and redemption price per share
      ($90,708,484 / 8,126,760 shares of common stock issued and outstanding)..............................             $11.16
   Maximum sales charge (5% of offering price).............................................................                .59
                                                                                                                 -------------
   Maximum offering price to public........................................................................             $11.75
                                                                                                                 =============
Class B:
   Net asset value, offering price and redemption price per share
      ($261,734,453 / 23,698,391 shares of common stock issued and outstanding)............................             $11.04
                                                                                                                 =============
Class C:
   Net asset value, offering price and redemption price per share
      ($15,875,241 / 1,437,412 shares of common stock issued and outstanding)..............................             $11.04
                                                                                                                 =============
Class Z:
   Net asset value, offering price and redemption price per share
      ($406,770,499 / 36,367,014 shares of common stock issued and outstanding)............................             $11.19
                                                                                                                 =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Operations
(Unaudited)                        PRUDENTIAL JENNISON GROWTH FUND
==================================================================

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1997
                                               --------------

Income
   Dividends (net of foreign witholding
      taxes of $91,824).....................    $  2,882,371
   Interest.................................         391,840
                                                ------------
      Total income..........................       3,274,211
                                                ------------
Expenses
   Distribution fee--Class A................         116,749
   Distribution fee--Class B................       1,297,945
   Distribution fee--Class C................          81,275
   Management fee...........................       2,311,209
   Transfer agent's fees and expenses.......         612,000
   Custodian's fees and expenses............          74,000
   Reports to shareholders..................          73,000
   Legal fees and expenses..................          65,000
   Registration fees........................          54,000
   Amortization of deferred organization
      expense...............................          18,932
   Audit fees and expenses..................          17,500
   Directors' fees..........................           5,600
   Miscellaneous............................          12,767
                                                ------------
      Total expenses........................       4,739,977
                                                ------------
Net investment loss.........................      (1,465,766)
                                                ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions.............................      25,833,320
Net change in unrealized appreciation on
   investments..............................     (15,405,203)
                                                ------------
Net gain on investments.....................      10,428,117
                                                ------------
Net Increase in Net Assets
Resulting from Operations...................    $  8,962,351
                                                ============


Statement of Changes in
Net Assets (Unaudited)             PRUDENTIAL JENNISON GROWTH FUND
==================================================================

                                Six Months     November 2, 1995(a)
                                  Ended              Through
Increase (Decrease)             March 31,         September 30,
in Net Assets                      1997                1996
                               ------------    --------------------

Operations
   Net investment loss......   $ (1,465,766)       $ (2,046,837)
   Net realized gain (loss)
      on investments........     25,833,320          (9,176,492)
   Net change in unrealized
      appreciation on
      investments...........    (15,405,203)         36,196,257
                               ------------        ------------
   Net increase in net
      assets resulting from
      operations............      8,962,351          24,972,928
                               ------------        ------------
   Fund share transactions
      (net of share
      conversion) (Note 5)
   Net proceeds from shares
      sold..................    377,247,065         819,026,956
   Cost of shares
      reacquired............   (305,798,095)       (149,422,528)
                               ------------        ------------
   Net increase in net
      assets from Fund share
      transactions..........     71,448,970         669,604,428
                               ------------        ------------
Total increase..............     80,411,321         694,577,356
Net Assets
Beginning of period.........    694,677,356             100,000
                               ------------        ------------
End of period...............   $775,088,677        $694,677,356
                               ============        ============
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)        PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Prudential Jennison Growth Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of each Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Mutual Fund Management LLC ("PMF"). Investment operations commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to a subadvisory agreement between PMF and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PMF will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PMF pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)        PRUDENTIAL JENNISON GROWTH FUND
================================================================================
million and .25 of 1% of such assets in excess of $300 million. PMF also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the six months ended March 31, 1997. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $220,000 in front-end sales charges resulting from sales of Class A shares during the six months ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the six months ended March 31, 1997, it received approximately $340,000 and $4,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PMF, Jennison and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended March 31, 1997, the Fund incurred fees of approximately $561,000 for the services of PMFS. As of March 31, 1997, approximately $102,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1997 were $299,397,926 and $252,265,431, respectively.

The cost of investments for federal income tax purposes at March 31, 1997, was $676,579,610 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $92,486,848 (gross unrealized appreciation--$120,278,587; gross unrealized depreciation--$27,791,739).

The Fund will elect to treat net capital losses of approximately $6,706,000 incurred in the eleven month period ended September 30, 1996 as having been incurred in the current year.

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective April 15, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 2.5 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively. Of the 69,629,577 shares of common stock issued and outstanding at March 31, 1997, PMF owned 10,000 Class A shares, 10,000 Class B shares, 10,000 Class C shares and 10,000 Class Z shares.

Of the shares outstanding at March 31, 1997, PMF and affiliates owned 5,633,139 shares of the Fund.
--------------------------------------------------------------------------------

Notes to Financial Statements
(Unaudited)                      PRUDENTIAL JENNISON GROWTH FUND
================================================================
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-------                              -----------   -------------
Six months ended March 31, 1997
Shares sold........................   11,071,709   $ 128,555,705
Shares reacquired..................  (10,883,765)   (125,746,338)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      187,944       2,809,367
Shares issued upon conversion from
  Class B..........................      148,631       1,709,025
                                     -----------   -------------
Net increase in shares
  outstanding......................      336,575   $   4,518,392
                                     ===========   =============

November 2, 1995(a) through
  September 30, 1996
Shares sold........................   18,039,463   $ 185,913,237
Shares reacquired..................  (10,367,758)   (108,741,785)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    7,671,705      77,171,452
Shares issued upon conversion from
  Class B..........................      115,146       1,214,220
                                     -----------   -------------
Net increase in shares
  outstanding......................    7,786,851   $  78,385,672
                                     ===========   =============
Class B
-------
Six months ended March 31, 1997
Shares sold........................    4,731,001   $  54,455,762
Shares reacquired..................   (2,143,822)    (24,662,538)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    2,587,179      29,793,224
Shares reacquired upon conversion
  into Class A.....................     (147,211)     (1,709,025)
                                     -----------   -------------
Net increase in shares
  outstanding......................    2,439,968   $  28,084,199
                                     ===========   =============

November 2, 1995(a) through
  September 30, 1996
Shares sold........................   23,516,319   $ 240,060,319
Shares reacquired..................   (2,146,698)    (22,165,141)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   21,369,621     217,895,178
Shares reacquired upon conversion
  into Class A.....................     (114,531)     (1,214,220)
                                     -----------   -------------
Net increase in shares
  outstanding......................   21,255,090   $ 216,680,958
                                     ===========   =============

Class C                                Shares         Amount
-------                              -----------   -------------
Six months ended March 31, 1997
Shares sold........................      188,332   $   2,168,599
Shares reacquired..................     (153,864)     (1,764,916)
                                     -----------   -------------
Net increase in shares
  outstanding......................       34,468   $     403,683
                                     ===========   =============
November 2, 1995(a) through
  September 30, 1996
Shares sold........................    1,610,012   $  16,355,793
Shares reacquired..................     (210,401)     (2,163,259)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,399,611   $  14,192,534
                                     ===========   =============
Class Z
-------
Six months ended March 31, 1997
Shares sold........................   16,557,646   $ 192,066,999
Shares reacquired..................  (13,208,381)   (153,624,303)
                                     -----------   -------------
Net increase in shares
  outstanding......................    3,349,265   $  38,442,696
                                     ===========   =============

April 15, 1996(a) through
  September 30, 1996
Shares sold........................    2,971,624   $  32,570,435
Shares issued due to acquisition of
  fund.............................   31,510,396     344,127,172
Shares reacquired..................   (1,464,271)    (16,352,343)
                                     -----------   -------------
Net increase in shares
  outstanding......................   33,017,749   $ 360,345,264
                                     ===========   =============

----------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------

Financial Highlights (Unaudited)                 PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                  Class A                         Class B                         Class C
                                        ---------------------------     ---------------------------     --------------------------
                                          Six         November 2,         Six         November 2,         Six         November 2,
                                        Months          1995(a)         Months          1995(a)         Months          1995(a)
                                         Ended          Through          Ended          Through          Ended          Through
                                       March 31,     September 30,     March 31,     September 30,     March 31,     September 30,
                                        1997(d)         1996(d)         1997(d)         1996(d)         1997(d)         1996(d)
                                        --------      -------------     ---------     -------------     ---------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................     $ 10.97         $ 10.00        $  10.89        $   10.00        $ 10.89         $ 10.00
                                         -------         -------        --------        ---------        -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.................        (.01)           (.03)           (.06)            (.10)          (.06)           (.10)
Net realized and unrealized gain on
   investment transactions..........         .20            1.00             .21              .99            .21             .99
                                         -------         -------        --------        ---------        -------         -------
   Total from investment
      operations....................         .19             .97             .15              .89            .15             .89
                                         -------         -------        --------        ---------        -------         -------
Net asset value, end of period......     $ 11.16           10.97        $  11.04        $   10.89        $ 11.04         $ 10.89
                                         =======         =======        ========        =========        =======         =======

TOTAL RETURN(c).....................        1.73%           9.70%           1.38%            8.90%          1.38%           8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....     $90,708          85,440        $261,734        $ 231,541        $15,875         $15,281
Average net assets (000)............     $93,656         $70,667        $260,302        $ 162,412        $16,300         $12,550
Ratios to average net assets(b):
   Expenses, including distribution
      fees..........................        1.09%           1.23%           1.84%            1.98%          1.84%           1.98%
   Expenses, excluding distribution
      fees..........................         .84%            .98%            .84%             .98%           .84%            .98%
   Net investment loss..............        (.24)%          (.37)%          (.99)%          (1.12)%         (.99)%         (1.12)%
Portfolio turnover rate.............          34%             42%             34%              42%            34%             42%
Average commission rate paid per
   share............................     $ .0598         $ .0611        $  .0598        $   .0611        $ .0598         $ .0611
                                                Class Z
                                      ---------------------------
                                         Six          April 15,
                                       Months          1996(a)
                                        Ended          Through
                                      March 31,      September 30,
                                       1997(d)          1996(d)
                                      ---------      -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................  $  10.98        $    10.32
                                      --------        ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.................        --              (.02)
Net realized and unrealized gain on
   investment transactions..........       .21               .68
                                      --------        ----------
   Total from investment
      operations....................       .21               .66
                                      --------        ----------
Net asset value, end of period......  $  11.19        $    10.98
                                      --------        ----------
                                      --------        ----------
TOTAL RETURN(c).....................      1.91%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....  $406,770        $  362,416
Average net assets (000)............  $402,262        $   26,829
Ratios to average net assets(b):
   Expenses, including distribution
      fees..........................       .84%              .98%
   Expenses, excluding distribution
      fees..........................       .84%              .98%
   Net investment loss..............       .01%             (.12)%
Portfolio turnover rate.............        34%               42%
Average commission rate paid per
   share............................  $  .0598        $    .0611

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments  PRUDENTIAL JENNISON SERIES FUND, INC.
as of March 31, 1997               PRUDENTIAL JENNISON GROWTH &
(Unaudited)                                         INCOME FUND
===============================================================
Shares       Description                         Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--81.0%
COMMON STOCKS--81.0%
---------------------------------------------------------------
Aerospace/Defense--2.6%
   4,400     Boeing Co.                            $    433,950
  34,600     General Motors Corp., Class H            1,877,050
                                                   ------------
                                                      2,311,000
---------------------------------------------------------------
Airlines--2.5%
  26,300     Delta Airlines, Inc.                     2,212,487
---------------------------------------------------------------
Aluminum--2.4%
  34,300     Reynolds Metals Co.                      2,126,600
---------------------------------------------------------------
Automobiles & Trucks--3.2%
  50,200     General Motors Corp.                     2,779,825
---------------------------------------------------------------
Banking--4.5%
  11,700     Chase Manhattan Corp.                    1,095,412
  19,100     Fleet Financial Group, Inc.              1,093,475
 136,600     Hibernia Corp., Class A                  1,792,875
                                                   ------------
                                                      3,981,762
---------------------------------------------------------------
Building & Related Industries--0.8%
  15,800     York International Corp.                   661,625
---------------------------------------------------------------
Business Services--4.0%
  38,500     CUC International, Inc. (a)                866,250
  21,800     Manpower, Inc.                             784,800
  63,000     Ryder System, Inc.                       1,842,750
                                                   ------------
                                                      3,493,800
---------------------------------------------------------------
Cellular Communications--0.7%
  13,300     Vodafone Group PLC (ADR) (United
                Kingdom)                                586,863
Commercial Services--1.5%
  64,300     Ogden Corp.                              1,358,338
---------------------------------------------------------------
Computer Systems/Peripherals--5.5%
  22,300     Hewlett-Packard Co.                      1,187,475
  92,400     Intergraph Corp. (a)                       716,100
  16,400     International Business Machines
                Corp.                                 2,252,950
 107,400     Unisys Corp. (a)                           684,675
                                                   ------------
                                                      4,841,200
---------------------------------------------------------------
Electrical Equipment--2.5%
 124,700     Westinghouse Electric Corp.              2,213,425
---------------------------------------------------------------
Hotels--1.2%
  42,300     Hilton Hotels Corp.                      1,025,775
---------------------------------------------------------------
Industrial Tech/Instruments--2.8%
  38,600     Millipore Corp.                          1,635,675
  17,100     Symbol Technologies, Inc. (a)              825,075
                                                   ------------
                                                      2,460,750
---------------------------------------------------------------
Insurance--4.0%
  24,200     CIGNA Corp.                              3,536,225
---------------------------------------------------------------
Machinery--1.9%
  17,200     Case Corp.                                 872,900
  10,000     Caterpillar, Inc.                          802,500
                                                   ------------
                                                      1,675,400
---------------------------------------------------------------
Manufacturing--0.8%
  19,200     Kennametal, Inc.                           696,000

---------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments  PRUDENTIAL JENNISON SERIES FUND, INC.
as of March 31, 1997               PRUDENTIAL JENNISON GROWTH &
(Unaudited)                                         INCOME FUND
===============================================================

Shares       Description                         Value (Note 1)
---------------------------------------------------------------
Mining--3.4%
  33,300     Asarco, Inc.                          $    936,562
  54,300     Newmont Mining Corp.                     2,104,125
                                                   ------------
                                                      3,040,687
---------------------------------------------------------------
Office Equipment & Supplies--1.3%
  20,900     Xerox Corp.                              1,188,688
---------------------------------------------------------------
Oil Services--2.5%
  72,600     Dresser Industries, Inc.                 2,196,150
---------------------------------------------------------------
Petroleum--6.6%
  29,200     Amerada Hess Corp.                       1,547,600
  30,700     Anadarko Petroleum Corp.                 1,723,037
  67,400     Union Pacific Resources Group, Inc.      1,802,950
  28,500     YPF Sociedad Anonima (ADR)
                (Argentina)                             755,250
                                                   ------------
                                                      5,828,837
---------------------------------------------------------------
Paper & Forest Products--2.7%
  42,100     Boise Cascade Corp.                      1,284,050
  24,100     Champion International Corp.             1,096,550
                                                   ------------
                                                      2,380,600
---------------------------------------------------------------
Pharmaceuticals--2.7%
  37,600     Pharmacia & Upjohn, Inc.                 1,377,100
   5,300     Smithkline Beecham PLC (ADR)
                (United Kingdom)                        371,000
  15,100     Vertex Pharmaceuticals, Inc. (a)           611,550
                                                   ------------
                                                      2,359,650
---------------------------------------------------------------
Publishing--7.5%
  40,800     American Greetings Corp., Class A        1,303,050
  36,500     McGraw-Hill Companies, Inc.              1,866,062
  37,100     New York Times Co., Class A           $  1,637,038
  43,700     Tribune Co.                              1,769,850
                                                   ------------
                                                      6,576,000
---------------------------------------------------------------
Railroads--0.6%
   9,700     Union Pacific Corp.                        550,475
---------------------------------------------------------------
Retail--2.3%
 112,500     The Limited, Inc.                        2,067,188
---------------------------------------------------------------
Specialty Chemicals--7.2%
  21,800     Betzdearborn, Inc.                       1,376,125
  49,500     Dexter Corp.                             1,491,187
  89,800     Engelhard Corp.                          1,885,800
  20,200     Minerals Technologies, Inc.                671,650
  20,900     Morton International, Inc.                 883,025
                                                   ------------
                                                      6,307,787
---------------------------------------------------------------
Steel & Metals--2.3%
  76,600     J & L Specialty Steel, Inc.                919,200
  42,100     USX-U.S. Steel Group, Inc.               1,120,913
                                                   ------------
                                                      2,040,113
---------------------------------------------------------------
Telecommunications--1.0%
  24,600     MCI Communications Corp.                   876,375
                                                   ------------
             Total long-term investments
                (cost $70,500,723)                   71,373,625
                                                   ------------

---------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments
as of March 31, 1997
(Unaudited)
=================================================================

             Principal
Moody's      Amount
Rating       (000)        Description              Value (Note 1)
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS--19.1%
COMMERCIAL PAPER--8.9%
P-1          $   2,279    Chevron Oil Finance Co.
                            6.00%, 4/1/97             $ 2,279,000
A1               4,094    Ford Motor Credit Co.
                            5.50%, 4/11/97              4,094,000
Aaa              1,500    General Electric Capital
                            Corp.
                            5.53%, 4/18/97              1,500,000
                                                      -----------
                          Total commercial paper
                            (cost $7,873,000)           7,873,000
                                                      -----------
U.S. GOVERNMENT SECURITIES--10.2%
                          United States Treasury
                            Bills
                 8,000(b) 4.94%, 4/3/97                 7,997,805
                 1,000    5.20%, 4/3/97                   999,711
                                                      -----------
                          Total U.S. government
                            securities
                            (cost $8,997,516)           8,997,516
                                                      -----------
                          Total short-term
                            investments
                            (cost $16,870,516)         16,870,516
                                                      -----------
-----------------------------------------------------------------
Total investments before short sales--100.1%
                          (cost $87,371,239; Note 4)   88,244,141
                                                      -----------

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
=================================================================

Shares                    Description               Value (Note 1)
-----------------------------------------------------------------
COMMON STOCKS SOLD SHORT(a)--(3.7%)
-----------------------------------------------------------------
Beverages--(1.1%)
(18,400)                  Coca-Cola Co.               $(1,025,800)
-----------------------------------------------------------------
Electrical Equipment--(1.2%)
(10,400)                  General Electric Co.         (1,032,200)
-----------------------------------------------------------------
Household & Personal Care Products--(1.4%)
(10,700)                  Procter & Gamble Co.         (1,227,825)
                                                      -----------
                          Total common stocks sold
                            short (proceeds at cost
                            $3,503,413)                (3,285,825)
                                                      -----------
-----------------------------------------------------------------
Total investments, net of short sales--96.4%           84,958,316
                          Other assets in excess of
                            liabilities--3.6%           3,192,442
                                                      -----------
                          Net Assets--100%            $88,150,758
                                                      ===========

---------------
(a) Non-income producing security.
(b) $3,500,000 of principal amount pledged as collateral for short sales.
ADR--American Depository Receipt.
------------------------------------------------------------------

See Notes to Financial Statements.

                                          PRUDENTIAL JENNNISON SERIES FUND, INC.
                                                    PRUDENTIAL JENNISON GROWTH &
Statement of Assets and Liabilities (Unaudited)                      INCOME FUND
================================================================================

Assets                                                                                                          March 31, 1997
Investments, at value (cost $87,371,239)...................................................................       $ 88,244,141
Deposits with broker for securities sold short.............................................................          3,503,413
Receivable for Fund shares sold............................................................................            793,178
Receivable for investments sold............................................................................            792,275
Dividends and interest receivable..........................................................................            106,324
Deferred expenses and other assets.........................................................................             75,690
                                                                                                                  ------------
   Total assets............................................................................................         93,515,021
                                                                                                                  ------------
Liabilities
Investments sold short, at value (proceeds $3,503,413).....................................................          3,285,825
Payable for investments purchased..........................................................................          1,396,025
Payable for Fund shares reacquired.........................................................................            448,482
Accrued expenses and other liabilities.....................................................................            129,319
Distribution fees payable..................................................................................             59,440
Management fee payable.....................................................................................             45,172
                                                                                                                  ------------
   Total liabilities.......................................................................................          5,364,263
                                                                                                                  ------------
Net Assets.................................................................................................       $ 88,150,758
                                                                                                                  ============
Net assets were comprised of:
   Common stock, at par....................................................................................       $      8,451
   Paid-in capital in excess of par........................................................................         85,846,137
                                                                                                                  ------------
                                                                                                                    85,854,588
   Undistributed net investment income.....................................................................              6,251
   Accumulated net realized gain on investments............................................................          1,199,429
   Net unrealized appreciation on investments and short sales..............................................          1,090,490
                                                                                                                  ------------
Net assets, March 31, 1997.................................................................................       $ 88,150,758
                                                                                                                  ============
Class A:
   Net asset value and redemption price per share
      ($23,820,383 / 2,280,786 shares of common stock issued and outstanding)..............................             $10.44
   Maximum sales charge (5.0% of offering price)...........................................................                .55
                                                                                                                  ------------
   Maximum offering price to public........................................................................             $10.99
                                                                                                                  ============
Class B:
   Net asset value, offering price and redemption price per share
      ($58,722,132 / 5,632,560 shares of common stock issued and outstanding)..............................             $10.43
                                                                                                                  ============
Class C:
   Net asset value, offering price and redemption price per share
      ($5,445,098 / 522,306 shares of common stock issued and outstanding..................................             $10.43
                                                                                                                  ============
Class Z:
   Net asset value, offering price and redemption price per share
      ($163,145 / 15,573 shares of common stock issued and outstanding.....................................             $10.48
                                                                                                                  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH & INCOME FUND
Statement of Operations (Unaudited)
=============================================================

                                          November 7, 1996(a)
                                                Through
Net Investment Income                        March 31, 1997
                                          -------------------
Income
   Dividends (net of foreign
      withholding taxes of $1,026).....        $  435,538
   Interest and discount earned........           381,888
                                               ----------
      Total income.....................           817,426
                                               ----------
Expenses
   Distribution fee--Class A...........            22,769
   Distribution fee--Class B...........           192,287
   Distribution fee--Class C...........            19,963
   Management fee......................           182,116
   Registration fees...................            68,000
   Transfer agent's fees and
      expenses.........................            47,000
   Legal fees and expenses.............            47,000
   Reports to shareholders.............            44,000
   Custodian's fees and expenses.......            35,000
   Audit fees and expenses.............            11,000
   Directors' fees.....................             5,000
   Miscellaneous.......................             1,603
                                               ----------
      Total expenses...................           675,738
                                               ----------
Net investment income..................           141,688
                                               ----------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS

Net realized gain on investment
   transactions........................         1,199,429
                                               ----------
Net unrealized appreciation on:
   Investments.........................           872,902
   Short sales.........................           217,588
                                               ----------
                                                1,090,490
                                               ----------
Net gain on investments................         2,289,919
                                               ----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS........................        $2,431,607
                                               ==========
---------------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH & INCOME FUND
Statement of Changes in Net Assets (Unaudited)
=============================================================

                                          November 7, 1996(a)
Increase (Decrease)                             Through
in Net Assets                                March 31, 1997

Operations
   Net investment income...............       $    141,688
   Net realized gain on investments....          1,199,429
   Net unrealized appreciation of
      investments......................          1,090,490
                                              ------------
   Net increase in net assets resulting
      from operations..................          2,431,607
                                              ------------
Dividends from net investment income
   Class A.............................            (59,278)
   Class B.............................            (68,648)
   Class C.............................             (7,510)
   Class Z.............................                 (1)
                                              ------------
                                                  (135,437)
                                              ------------
Fund share transactions (net of share
   conversion) (Note 5)
   Net proceeds from shares sold.......         93,572,144
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions....................            124,907
   Cost of shares reacquired...........         (7,842,563)
                                              ------------
   Net increase in net assets from Fund
      share transactions...............         85,854,488
                                              ------------
Total increase.........................         88,150,658
Net Assets
Beginning of period....................                100
                                              ------------
End of period..........................       $ 88,150,758
                                              ============
---------------
(a) Commencement of investment operations.
----------------------------------------------------------

See Notes to Financial Statements.

                                           PRUDENTIAL JENNISON SERIES FUND, INC.
                                                    PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited)                            INCOME FUND
================================================================================

Prudential Jennison Growth & Income Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with PMF. Pursuant to a subadvisory agreement between PMF and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in
--------------------------------------------------------------------------------

                                           PRUDENTIAL JENNISON SERIES FUND, INC.
                                           PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited)  INCOME FUND
================================================================================

connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PMF pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PMF also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the period ended March 31, 1997. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $80,000 in front-end sales charges resulting from sales of Class A shares during the period ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended March 31, 1997, it received approximately $35,000 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PMF, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of March 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended March 31, 1997, the Fund incurred fees of approximately $25,000 for the services of PMFS. As of March 31, 1997, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 1997 were $83,126,562 and $13,825,267, respectively.

The cost basis of the investments for federal income tax purposes at March 31 1997, was $87,381,146 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $862,995 (gross unrealized appreciation-$3,448,098; gross unrealized depreciation--$2,585,103).

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net

--------------------------------------------------------------------------------

                                           PRUDENTIAL JENNISON SERIES FUND, INC.
                                           PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited)  INCOME FUND
================================================================================

asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 500 million, 250 million, 250 million and 250 million authorized shares, respectively.

Transactions in shares of common stock for the period November 7, 1996 (commencement of investment operations) through March 31, 1997 were as follows:


Class A                                   Shares       Amount
-------                                 ----------   -----------
Shares sold...........................   2,706,866   $27,486,098
Shares issued in reinvestment of
  dividends...........................       5,230        54,030
Shares reacquired.....................    (431,435)   (4,592,257)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   2,280,661    22,947,871
Shares issued upon conversion from
  Class B.............................         125         1,354
                                        ----------   -----------
Net increase in shares outstanding....   2,280,786   $22,949,225
                                        ==========   ===========

Class B                                   Shares       Amount
-------                                 ----------   -----------

Shares sold...........................   5,918,529   $60,487,397
Shares issued in reinvestment of
  dividends...........................       6,162        63,653
Shares reacquired.....................    (292,006)   (3,084,972)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   5,632,685    57,466,078
Shares reacquired upon conversion into
  Class A.............................        (125)       (1,354)
                                        ----------   -----------
Net increase in shares outstanding....   5,632,560   $57,464,724
                                        ==========   ===========

Class C
-------
Shares sold...........................     527,092   $ 5,317,946
Shares issued in reinvestment of
  dividends...........................         699         7,224
Shares reacquired.....................      (5,485)      (56,689)
                                        ----------   -----------
Net increase in shares outstanding....     522,306   $ 5,268,481
                                        ==========   ===========
Class Z
-------
Shares sold...........................      25,959   $   280,703
Shares reacquired.....................     (10,386)     (108,645)
                                        ----------   -----------
Net increase in shares outstanding....      15,573   $   172,058
                                        ==========   ===========
--------------------------------------------------------------------------------

                                           PRUDENTIAL JENNISON SERIES FUND, INC.
                                           PRUDENTIAL JENNISON GROWTH &
Financial Highlights (Unaudited)           INCOME FUND
================================================================================

                                                          Class A          Class B          Class C          Class Z
                                                        ------------     ------------     ------------     ------------
                                                        November 7,      November 7,      November 7,      November 7,
                                                          1996(a)          1996(a)          1996(a)          1996(a)
                                                          Through          Through          Through          Through
                                                         March 31,        March 31,        March 31,        March 31,
                                                            1997             1997             1997             1997
                                                        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................      $  10.00         $  10.00         $  10.00         $  10.00
                                                          --------         --------         --------         --------
Income from investment operations
Net investment income...............................           .04              .01              .01              .05
Net realized and unrealized gain on investment
   transactions.....................................           .43              .44              .44              .46
                                                          --------         --------         --------         --------
   Total from investment operations.................           .47              .45              .45              .51
                                                          --------         --------         --------         --------
Less distributions
Dividends from net investment income................          (.03)            (.02)            (.02)            (.03)
                                                          --------         --------         --------         --------
Net asset value, end of period......................      $  10.44         $  10.43         $  10.43         $  10.48
                                                          ========         ========         ========         ========
TOTAL RETURN(c).....................................          4.47%            4.16%            4.16%            4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....................      $ 23,820         $ 58,722         $  5,445         $    163
Average net assets (000)............................      $ 23,085         $ 48,739         $  5,060         $     51
Ratios to average net assets(b):
   Expenses, including distribution fees............          1.70%            2.45%            2.45%            1.45%
   Expenses, excluding distribution fees............          1.45%            1.45%            1.45%            1.45%
   Net investment income............................           .99%             .24%             .24%            1.24%
Portfolio turnover rate.............................            23%              23%              23%              23%
Average commission rate paid per share..............      $  .0553         $  .0553         $  .0553         $  .0553

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC AND CC: Debt rated BB, B, CCC and CC is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.



                                    (CHART)

              Value of $1,000 invested on 1/1/26 through 6/30/96
              Stocks (S&P 500) - $1,227,490
              U.S. (Long-Term) Treasury Bonds - $31,622
              U.S. (30 day) Treasury Bills - $13,192
              U.S. Inflation - $8,741

Source: Ibbotson Associates' EnCORR Software, Chicago, Illinois. All rights reserved. This example is for illustrative purposes only and is not intended to represent the past, present, or future performance of the Fund. Small-sized stock performance for the period 1926-1980 is based on a historical series composed of stocks making up the 5th quintile of the New York Stock Exchange; thereafter, the index reflects the total return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. Source of mid-sized stock performance:
University of Chicago's Center for Research in Security Prices (CRSP). Mid-sized stocks are comprised of an index of medium-sized companies listed on the New York Stock Exchange (NYSE). All eligible companies listed on the NYSE are ranked by market capitalization and then split into ten equally populated groups, or deciles. The 3-5 decile represents mid-sized companies in this example. Large-sized stock total return is based on the Standard & Poor's 500 Index, a market-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Past performance is not indicative of future results. Investors cannot buy or invest directly in market indices.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

YEAR                     1987  1988  1989   1990   1991  1992  1993  1994   1995
----                     ----  ----  ----   ----   ----  ----  ----  ----   ----
U.S. Treasury Bonds.....  2.0%  7.0% 14.4 %  8.5 % 15.3%  7.2% 10.7% (3.4)% 18.4%
Mortgage Securities.....  4.3%  8.7% 15.4 % 10.7 % 15.7%  7.0%  6.8% (1.6)% 16.8%
U.S. Corporate Bonds....  2.6%  9.2% 14.1 %  7.1 % 18.5%  8.7% 12.2% (3.9)% 22.3%
U.S. High Yield Corpo-
 rate Bonds.............  5.0% 12.5%  0.8 % (9.6)% 46.2% 15.8% 17.1% (1.0)% 19.2%
World Government Bonds.. 35.2%  2.3% (3.4)% 15.3 % 16.2%  4.8% 15.1%  6.0 % 19.6%
Difference between
 highest and lowest
 return in percent...... 33.2  10.2  18.8   24.9   30.9  11.0  10.3   9.9    5.5

-------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the             This chart shows the growth of a
performance of major world stock       hypothetical $10,000 investment
markets for the period from 1986       made in the stocks representing
through 1995. It does not              the S&P 500 stock index with and
represent the performance of any       without reinvested dividends.
Prudential Mutual Fund.




                                                     (CHART)
              (CHART)

Hong Kong - 23.8%                      Capital Appreciation and Reinvesting
Belgium - 20.7%                          Dividends - $186,208
Sweden - 19.4%                         Capital Appreciation Only - $66,913
Netherlands - 19.3%
Spain - 17.9%
Switzerland - 17.1%
France - 15.3%
U.K. - 15.0%
U.S. - 14.8%
Japan - 12.8%
Austria - 10.9%
Germany - 10.7%


Source: Morgan Stanley Capital         Source: Stocks, Bonds, Bills, and
International (MSCI) Used with         Inflation 1996 Yearbook, Ibbotson
permission. Morgan Stanley Country     Associates, Chicago (annually
indices are unmanaged indices          updates work by Roger G. Ibbotson
which include those stocks making      and Rex A. Sinquefield). Used with
up the largest two-thirds of each      permission. All rights reserved.
country's total stock market           This chart is used for
capitalization. Returns reflect        illustrative purposes only and is
the reinvestment of all                not intended to represent the
distributions. This chart is for       past, present or future
illustrative purposes only and is      performance of any Prudential
not indicative of the past,            Mutual Fund. Common stock total
present or future performance of       return is based on the Standard &
any specific investment. Investors     Poor's 500 Stock Index, a market-
cannot invest directly in stock        value-weighted index made up of
indices.                               500 of the largest stocks in the
                                       U.S. based upon their stock market
                                       value. Investors cannot invest
                                       directly in indices.



                                    (CHART)

                         World Total: $9.2 Trillion
                         Canada - 2.2%
                         U.S. - 40.8%
                         Pacific Basin - 28.7%
                         Europe - 28.3%

                   Source: Morgan Stanley Capital
                   International, December 1995. Used
                   with permission. This chart represents
                   the capitalization of major world
                   stock markets as measured by the
                   Morgan Stanley Capital International
                   (MSCI) World Index. The total market
                   capitalization is based on the value
                   of 1579 companies in 22 countries
                   (representing approximately 60% of the
                   aggregate market value of the stock
                   exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                    (CHART)


-------
 Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

 The following chart, although not relevant to share ownership in a Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                    (CHART)


-------
 *Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

 The following terms are used in mutual fund investing.

ASSET ALLOCATION

 Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

 Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

 Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

 Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

 Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

 Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

             APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

INFORMATION ABOUT PRUDENTIAL

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.7 million cars and insures more than 1.4 million homes.

 Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of The Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

 Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

 Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

 Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

-------

/1/Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/As of December 31, 1994.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

 Prudential Mutual Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

 Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

 Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
-------
/3/As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                     III-2

 Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

 Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

 Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

 In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.
-------
/4/Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/As of December 31, 1994.
/7/As of December 31, 1994.
/8/On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

                                     III-4

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements:

    (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

      Financial Highlights.

    (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

      Portfolio of Investments as of September 30, 1996 for Prudential Jennison Growth Fund (audited) and as of March 31, 1997 for
      Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund (unaudited).

      Statement of Assets and Liabilities as of September 30, 1996 for Prudential Jennison Growth Fund (audited) and as of March 31, 1997 for Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund (unaudited).

      Statement of Operations for the period ended September 30, 1996 for Prudential Jennison Growth Fund (audited) and for the period ended March 31, 1997 for Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund (unaudited).

      Statement of Changes in Net Assets for the period ended September 30, 1996 for Prudential Jennison Growth Fund (audited) and for the period ended March 31, 1997 for Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund (unaudited).

      Notes to Financial Statements.

      Financial Highlights.

      Independent Auditors' Report.

  (b) Exhibits:

    1. (a) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

      (b) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

      (c) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    2. By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

    3. Not Applicable.

    4. Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

  5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  6. (a) Distribution Agreement between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (b) Form of Selected Dealer Agreement, incorporated by reference to
     Exhibit 6(b) to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

  7.  Not Applicable.

  8. Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

  9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
      Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-
      6755) filed via EDGAR on June 25, 1996.

  10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP., incorporated by reference to Exhibit 10 to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

  11. Consent of Independent Accountants.*

  12. Not Applicable.

  13. Purchase Agreement, incorporated by reference to Exhibit 13 to the Post-Effective No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  14. Not Applicable.

  15. (a) Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (b) Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (c) Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  16. (a) Schedule of Computation of Performance Quotations for Prudential Jennison Growth Fund incorporated by reference to Exhibit 16 to the Post-Effective No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.

     (b) Schedule of Computation of Performance Quotations for Prudential Jennison Growth & Income Fund.*

  17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

  18. Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to the Post-Effective No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.
-------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

 None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

 As of April 18, 1997, there were 12,152, 42,143, 1,924, and 3,174 record holders of Class A, Class B, Class C, and Class Z common stock, $.001 par value per share, of the Growth Fund, respectively. As of April 18, 1997, there were 2,206, 6,619, 375 and 22 record holders of Class A, Class B, Class C and Class Z common stock, $.001 par value per share, of Growth & Income Fund, respectively.

ITEM 27. INDEMNIFICATION.

 As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, (the 1940 Act) and pursuant to Article VI of the Company's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

 The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

 Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and Jennison Associates Capital Corp. (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

 The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

 Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

 Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

 (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

 (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

 (3) Such promise must be secured by a surety bond or other suitable insurance; and

 (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 (a) Prudential Mutual Fund Management LLC

 See "How the Funds are Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

 The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

 The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.

 NAME AND ADDRESS    POSITION WITH PMF          PRINCIPAL OCCUPATIONS
 ----------------    -----------------          ---------------------
 Brian Storms       Officer-In-Charge,  Officer-In-Charge, President, Chief
                    President, Chief    Executive Officer and Chief Operating
                    Executive Officer   Officer, PMF
                    and Chief Operating
                    Officer
 Robert F. Gunia    Executive Vice      Comptroller, Prudential Investments;
                    President and       Executive Vice President and
                    Treasurer           Treasurer, PMF; Senior Vice President
                                        of Prudential Securities Incorporated
                                        (Prudential Securities)
 Thomas A. Early    Executive Vice      Executive Vice President, Secretary
                    President,          and General Counsel, PMF; Vice
                    Secretary and       President and General Counsel,
                    General Counsel     Prudential Retirement Services
 Susan C. Cote      Executive Vice      Executive Vice President, Chief
                    President, Chief    Financial Officer, PMF; Managing
                    Financial Officer   Director, Prudential Investments and
                                        Vice President, PIC
 Neil A. McGuinness Executive Vice      Executive Vice President, PMF
                    President
 Robert J. Sullivan Executive Vice      Executive Vice President, PMF
                    President

 (b) Jennison Associates Capital Corp.

 See "How the Funds are Managed--Subadviser" in the Prospectus constituting Part A of this Registration Statement and "Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

 The business and other connections of Jennison directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, NY 10017.

 NAME AND ADDRESS         POSITION WITH JENNISON      PRINCIPAL OCCUPATIONS
 ----------------         ----------------------      ---------------------
 Blair A. Boyer             Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Cecilia M. Brancato        Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Robert B. Corman           Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Michael A. Del Balso       Senior Vice          Senior Vice President,
                            President,           Director of Internal Research,
                            Director of          and Director, Jennison
                            Internal
                            Research and
                            Director
 Thomas F. Doyle            Executive Vice       Executive Vice President and
 One Financial Center       President and        Director, Jennison
 Boston, MA 02111           Director
 John H. Feingold           Senior Vice          Senior Vice President and
 One Financial Center       President and        Director, Jennison
 Boston, MA 02111           Director
 Joseph P. Ferrugio         Senior Vice          Senior Vice President and
                            President and        Director, Jennison; Senior
                            Director             Vice President, JACC Services
                                                 Corp.
 Bradley L. Goldberg        Executive Vice       Executive Vice President and
                            President and        Director, Jennison; Director,
                            Director             JACC Services Corp.
 Jonathan M. Greene         Director             President--Investment
 The Prudential Insurance                        Management of a division of
 Company of America                              Prudential Investments, a
 751 Broad Street                                business group of The
 Newark, NJ 07102                                Prudential Insurance Company
                                                 of America; Senior Vice
                                                 President and Director, PIC
 John H. Hobbs              Chairman and         Chairman and Chief Executive
                            Chief Executive      Officer and Director,
                            Officer and          Jennison; President, JACC
                            Director             Services Corp.; President--
                                                 Institutional Asset Management
                                                 of Prudential Investments
 James N. Kannry            Senior Vice          Senior Vice President,
                            President,           Treasurer and Director,
                            Treasurer and        Jennison; Senior Vice
                            Director             President, Treasurer and
                                                 Director, JACC Services Corp.
 Karen E. Kohler            Senior Vice          Senior Vice President, Chief
                            President, Chief     Compliance Officer, Assistant
                            Compliance           Treasurer, Secretary and
                            Officer,             Director, Jennison; Senior
                            Assistant            Vice President, Assistant
                            Treasurer,           Treasurer and Secretary, JACC
                            Secretary and        Services Corp.
                            Director

 NAME AND ADDRESS      POSITION WITH JENNISON       PRINCIPAL OCCUPATIONS
 ----------------      ----------------------       ---------------------
 Jonathan R. Longley     Executive Vice       Executive Vice President and
 One Financial Center    President and        Director, Jennison
 Boston, MA 02111        Director
 Philip H.B. Moss        Executive Vice       Executive Vice President and
                         President and        Director, Jennison
                         Director
 David T. Poiesz         Senior Vice          Senior Vice President and
                         President and        Director, Jennison
                         Director
 Michael H. Porreca      Senior Vice          Senior Vice President and
  One Financial Center    President and       Director, Jennison
  Boston, MA 02111        Director
 Peter H. Reinemann      Senior Vice          Senior Vice President and
                          President and       Director, Jennison
                          Director
 Spiros Segalas          President, Chief     President, Chief Investment
                          Investment           Officer and Director, Jennison;
                          Officer and          Director, JACC Services Corp.
                          Director
 Lulu C. Wang            Executive Vice       Executive Vice President and
                          President and       Director, Jennison
                          Director
 Catherine D. Wood       Senior Vice          Senior Vice President and
                          President and       Director, Jennison
                          Director

ITEM 29. PRINCIPAL UNDERWRITERS.

 (a) Prudential Securities Incorporated

 Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                         Corporate Investment Trust Fund
                         Prudential Equity Trust Shares
                         National Equity Trust
                         Prudential Unit Trusts
                         Government Securities Equity Trust
                         National Municipal Trust

 (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below:

                                                   POSITIONS AND                           POSITIONS AND
                                                   OFFICES WITH                            OFFICES WITH
NAME /1/                                            UNDERWRITER                             REGISTRANT
--------                                           -------------                           -------------
Robert Golden........... Executive Vice President and Director                                 None
Alan D. Hogan........... Executive Vice President and Director                                 None
George A. Murray........ Executive Vice President and Director                                 None
Leland B. Paton......... Executive Vice President and Director                                 None
 One New York Plaza
 New York, NY 10292
Martin Pfinsgraff....... Executive Vice President, Chief Financial Officer and Director        None
Vincent T. Pica, II..... Executive Vice President and Director                                 None
 One New York Plaza
 New York, N.Y. 10292
Hardwick Simmons........ Chief Executive Officer, President and Director                       None
Lee B. Spencer.......... Executive Vice President, Secretary, General Counsel and Director     None

-------
   /1/The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

 (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

 All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates Capital Corp., 466 Lexington Avenue, New York, N.Y. 10017, the Registrant, One Seaport Plaza, New York, New York, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 466 Lexington Avenue, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES.

 Other than as set forth under the captions "How the Funds are Managed-- Manager" and "How the Funds are Managed --Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

 Registrant makes the following undertaking:

 To furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of April, 1997.

                                       PRUDENTIAL JENNISON SERIES FUND, INC.


                                          /s/ Richard A. Redeker
                                       By----------------------------------
                                           RICHARD A. REDEKER PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the following persons in the capacities and on the dates indicated.

          SIGNATURES                     TITLE                DATE

     /s/ Eugene S. Stark             Treasurer and         April 30, 1997
-----------------------------------   Principal
                                      Financial and
       EUGENE S. STARK                Accounting
                                      Officer

     /s/ Edward D. Beach             Director              April 30, 1997
-----------------------------------

       EDWARD D. BEACH

   /s/ Delayne Dedrick Gold          Director              April 30, 1997
-----------------------------------

     DELAYNE DEDRICK GOLD

     /s/ Robert F. Gunia             Director              April 30, 1997
-----------------------------------

       ROBERT F. GUNIA

     /s/ Donald D. Lennox            Director              April 30, 1997
-----------------------------------

       DONALD D. LENNOX

   /s/ Douglas McCorkindale          Director              April 30, 1997
-----------------------------------

     DOUGLAS MCCORKINDALE

     /s/ Mendel A. Melzer            Director              April 30, 1997
-----------------------------------

       MENDEL A. MELZER

     /s/ Thomas T. Mooney            Director              April 30, 1997
-----------------------------------

       THOMAS T. MOONEY

      /s/ Stephen P. Munn              Director               April 30, 1997
-------------------------------------

        STEPHEN P. MUNN

     /s/ Richard A. Redeker            President and          April 30, 1997
-------------------------------------   Director

       RICHARD A. REDEKER

       /s/ Robin B. Smith              Director               April 30, 1997
-------------------------------------

         ROBIN B. SMITH

     /s/ Louis A. Weil, III            Director               April 30, 1997
-------------------------------------

       LOUIS A. WEIL, III

     /s/ Clay T. Whitehead             Director               April 30, 1997
-------------------------------------

       CLAY T. WHITEHEAD

                              EXHIBIT INDEX

 1. (a) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (b) Articles Supplementary, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

  (c) Amendment of Articles of Incorporation, incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

 2. By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed on August 22, 1995.

 3. Not Applicable.

 4. Instruments defining rights of shareholders, incorporated by reference to
    Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed on August 22, 1995.

 5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (b)Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., incorporated by reference to Exhibit 5(b) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

 6. (a) Distribution Agreement between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No.1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (b) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(b) to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

 7. Not Applicable.

 8. Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

 9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
    Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-
    6755) filed via EDGAR on June 25, 1996.

10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP., incorporated by reference to Exhibit 10 to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

11. Consent of Independent Accountants.*

12. Not Applicable.

13. Purchase Agreement, incorporated by reference to Exhibit 13 to the Post-Effective No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

14. Not Applicable.

15. (a) Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (b) Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (c) Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

16. (a) Schedule of Computation of Performance Quotations for Prudential Jennison Growth Fund, incorporated by reference to Exhibit 16 to the Post-Effective No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.

  (b) Schedule of Computation of Performance Quotations for Prudential Jennison Growth & Income Fund.*

17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

18. Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to the Post-Effective No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.

-------------------------------------------------------------------------------

* Filed herewith